AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                   NOARK PIPELINE SYSTEM, LIMITED PARTNERSHIP


                                JANUARY 12, 1998

                                Table of Contents

AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
         OF NOARK PIPELINE SYSTEM, LIMITED PARTNERSHIP............................................................1

ARTICLE I DEFINITIONS.............................................................................................2
         1.1      Definitions.....................................................................................2
         1.2      Other Terms.....................................................................................8

ARTICLE II FORMATION OF LIMITED PARTNERSHIP.......................................................................9
         2.1      Formation.......................................................................................9
         2.2      Name............................................................................................9
         2.3      Offices and Registered Agent....................................................................9
         2.4      Term of Partnership.............................................................................9
         2.5      Purpose.........................................................................................9
         2.6      Representations and Warranties Concerning Partnership..........................................10

ARTICLE III MANAGEMENT OF THE PARTNERSHIP........................................................................10
         3.1      Management Committee...........................................................................10
         3.2      Composition of Management Committee............................................................10
         3.3      Meetings of Management Committee...............................................................10
         3.4      Partners Meetings..............................................................................11
         3.5      Restrictions on Authority of the Management Committee..........................................12
         3.6      Project Leader.................................................................................15
         3.7      Delegation.....................................................................................18
         3.8      Officers.......................................................................................19
         3.9      Claims.........................................................................................19
         3.10     Disputed Charges...............................................................................19

ARTICLE IV FINANCING OF THE PARTNERSHIP..........................................................................20
         4.1      Existing Capital Accounts Balances.............................................................20
         4.2      Capital Contributions..........................................................................20
         4.3      Failure to Contribute..........................................................................21
         4.4      Capital Accounts...............................................................................22
         4.5      Loans by Partners..............................................................................22
         4.6      Interest.......................................................................................22
         4.7      Time for Return of Contributions...............................................................22
         4.8      Limited Liability of the Limited Partners......................................................22
         4.9      Benefits of Agreement..........................................................................22

ARTICLE V CAPITAL AND INCOME ALLOCATIONS AND DISTRIBUTIONS.......................................................22
         5.1      Allocations Controlling for Capital Account Purpose............................................22

                                        i




         5.2      General Allocation of Profits and Losses.......................................................23
         5.3      Special Interest Expense.......................................................................23
         5.4      Preferential Allocations.......................................................................23
         5.5      Special Profits Allocations....................................................................25
         5.6      Other Allocation Rules.........................................................................26
         5.7      Cash Distributions.............................................................................26
         5.8      Amounts Withheld...............................................................................27
         5.9      Reimbursements.................................................................................27

ARTICLE VI RELATIONS OF THE PARTNERS.............................................................................27
         6.1      Restricted Transactions........................................................................27
         6.2      Exculpation from Liability.....................................................................28
         6.3      Indemnification................................................................................29
         6.4      Title to Partnership Assets....................................................................30

ARTICLE VII ASSIGNABILITY OF PARTNERS' INTERESTS.................................................................31
         7.1      Restrictions on Transfer of Partner's Interest.................................................31
         7.2      Right of First Refusal.........................................................................31
         7.3      Opinion of Counsel.............................................................................31
         7.4      Substituted Partner............................................................................32
         7.5      Recognition of Transferee as Partner...........................................................32
         7.6      Binding Effect.................................................................................33
         7.7      Permitted Transfers of Partnership Interests...................................................33
         7.8      Succession to Capital Account..................................................................33

ARTICLE VIII WITHDRAWAL AND REMOVAL; ADMISSION OF SUCCESSOR AND
         ADDITIONAL GENERAL PARTNERS.............................................................................33
         8.1      Voluntary Withdrawal...........................................................................33
         8.2      Other Withdrawal Events........................................................................33
         8.3      Removal of a Partner...........................................................................34
         8.4      Liability of a Withdrawn General Partner.......................................................34
         8.5      Additional or Successor Partners...............................................................34
         8.6      Continuation of Partnership....................................................................34
         8.7      Automatic Suspension of the Vote and Right to Participate
                  in Management of Partnership Affairs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

ARTICLE IX DISSOLUTION AND LIQUIDATION...........................................................................35
         9.1      Dissolution....................................................................................35
         9.2      Liquidation....................................................................................35

ARTICLE X ALLOCATIONS AND DISTRIBUTIONS ON LIQUIDATION...........................................................35
         10.1     Liquidation and Termination....................................................................35
         10.2     Capital Account Deficits.......................................................................36

                                       ii




         10.3     Special Distributions..........................................................................36
         10.4     Deemed Distribution and Recontribution.........................................................37

ARTICLE XI CERTIFICATES AND OTHER DOCUMENTS......................................................................37
         11.1     Project Leader as Attorney for Partners........................................................37
         11.2     Making and Filing of Certificate...............................................................38
         11.3     Cancellation of Certificates Evidencing Partnership Interests..................................39

ARTICLE XII BOOKS OF ACCOUNT, FINANCIAL
         STATEMENTS AND FISCAL MATTERS...........................................................................39
         12.1     Books of Account...............................................................................39
         12.2     Reports and Financial Statements...............................................................39
         12.3     Tax Returns and Other Reports..................................................................40
         12.4     Fiscal Year....................................................................................40
         12.5     Bank Accounts, Funds and Assets................................................................40
         12.6     Tax Elections..................................................................................40
         12.7     Other Partnership Records......................................................................41
         12.8     Survival of Tax Provision......................................................................42
         12.9     Deposit of Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42

ARTICLE XIII DISPUTE RESOLUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
         13.1     Invoking Procedure.............................................................................42
         13.2     Stalemate Defined..............................................................................43
         13.3     Investigation..................................................................................43
         13.4     Neutral........................................................................................43
         13.5     Schedule.......................................................................................44
         13.6     Discovery......................................................................................44
         13.7     Written Submission.............................................................................44
         13.8     Representatives................................................................................44
         13.9     Structure......................................................................................44
         13.10    Mandatory......................................................................................44
         13.11    Fees...........................................................................................45
         13.12    Later Proceedings..............................................................................45
         13.13    Dispute Resolution.............................................................................45

ARTICLE XIV LIMITATION OF AUTHORITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .47

ARTICLE XV LIMITATION OF LIABILITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .47

ARTICLE XVI MISCELLANEOUS........................................................................................48
         16.1     Notices........................................................................................48
         16.2     Captions and Pronouns..........................................................................49
         16.3     Binding Effect.................................................................................49

                                       iii

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         16.4     Amendment of the Agreement.....................................................................49
         16.5     Governing Law..................................................................................49
         16.6     Counterparts and Execution.....................................................................50
         16.7     Severability...................................................................................50
         16.8     Waiver.........................................................................................50
         16.9     Attorneys' Fees................................................................................50
         16.10    Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50

I.       Exhibits:                                                                                          Ex. No.
         -  Description of Interconnection, Integration and Expansion of Pipeline
                  Facilities of NOARK and Ozark                                                                   A
         -  Accounting Procedures                                                                                 B


II.      Schedules:                                                                                        Sch. No.
         -  Initial Capital Account Balances                                                                    4.1
         -  Special Revenue Allocation Base Amounts                                                          5.4(a)
         -  Supply Receipt Points on NOARK Pipeline System                                                   5.4(b)
         -  Special Revenue Allocation Examples (5)                                                          5.4(d)
         -  Insurance                                                                                        6.3(d)

                                       iv

THE SECURITIES REPRESENTED BY THIS AGREEMENT OF LIMITED PARTNERSHIP HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON REGISTRATION OR UPON DELIVERY TO THE PARTNERSHIP OF AN OPINION OF COUNSEL SATISFACTORY TO THE GENERAL PARTNERS THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE GENERAL PARTNERS OF THE PARTNERSHIP OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE GENERAL PARTNERS TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED UNDER SUCH ACT OR LAWS.


                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                   NOARK PIPELINE SYSTEM, LIMITED PARTNERSHIP


         This   Amended   and   Restated   Agreement   of  Limited   Partnership
("Agreement") is made as of January 12, 1998, by and among the Partners (as defined below).

                                    RECITALS

         A. NOARK Pipeline System, Limited Partnership, an Arkansas limited partnership (the "Partnership") was formed and organized under the terms of that certain Limited Partnership Agreement dated as of October 10, 1991 (the "Original Agreement").

         B. The Original Agreement was amended by that certain Amendment No. 1 to the Original Agreement, dated February 24, 1993.

         C. SWPL and EAPC and their Affiliates have entered into an Omnibus Project Agreement dated January 12, 1998 which contemplates, among other things, this amendment and restatement of the Original Agreement, as amended, in its entirety.

         D. The Parties intend that this Agreement replaces and supersedes the Original Agreement, as amended, in its entirety.

         In consideration of the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Definitions. The following terms used in this Agreement shall (unless otherwise expressly provided herein or unless the context otherwise requires) have the following respective meanings:

         "Act" means the Arkansas Revised Limited Partnership Act of 1991, Ark. Code Ann. ss. 4-43-101 et seq., as it may be amended from time to time, and any successor act.

         "Affiliate" or "Affiliates" means with respect to any Person, except as otherwise provided herein: (i) any person or entity directly or indirectly controlling, controlled or under common control with such Person; (ii) any person or entity directly or indirectly owning or controlling ten percent (10%) or more of the outstanding voting securities or ownership interests of such Person; (iii) any person or entity ten percent (10%) or more of whose outstanding voting securities or ownership interests are directly or indirectly owned or controlled by such Person; (iv) any officer, director, partner, manager or member of a Person; and (v) any company for which a Person acts as an officer, director, partner, manager or member.

         "Budget" means the annual budget of anticipated capital and operating costs of the Partnership described in Section 3.6(g) hereof.

         "Capital Account" means, with respect to a Partner, the Capital Account determined and maintained for such Partner in accordance with the following provisions:

         (a) The initial balances of each Capital Account shall be the amounts set forth in Schedule 4.1.

         (b) To each Partner's Capital Account there shall be credited such Partner's future Capital Contributions when made, such Partner's distributive share of Profits, allocated pursuant to Section 5.2 hereof, any items in the nature of income or gain that are specially or curatively allocated pursuant to Sections 5.3 through 5.5 hereof, and the amount of any Partnership liabilities assumed by such Partner or which are secured by any asset of the Partnership distributed to such Partner.

         (c) To each Partner's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Partnership asset distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Losses allocated pursuant to Section 5.2 hereof, any items in the nature of deductions or losses that are specially or curatively allocated pursuant to Sections 5.3 through 5.5 hereof, and the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any property contributed by such Partner to the Partnership.

         (d) In the event all or a portion of a Partnership Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Partnership Interest.

         (e) In determining the amount of any liability for purposes of this definition of Capital Accounts, there shall be taken into account Code ss. 752(c) and any other applicable provisions of the Code and Regulations.

         The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to have a "substantial economic effect" and to reflect the Partners' economic interests in the Partnership for tax purposes. However, in the event that changes in the allocations are required by the Service or any other taxing authority or other curative allocations and adjustments to the Capital Accounts may be required for income tax purposes to comply with Treas. Reg. ss. 1.704-1(b) or otherwise, the Partners agree that such allocations and adjustments will not be made to the Capital Accounts and the Capital Accounts as herein calculated will control upon liquidation.

         "Capital Contributions" means, with respect to any Partner, the amount of money and the initial Gross Asset Value of any property (other than money) contributed in the future to the Partnership with respect to the Partnership Interest held by such Partner. Loans to the Partnership shall not be included in the Capital Account of any Partner. The principal amount of a promissory note which is not readily traded on an established securities market and which is contributed to the Partnership by the maker of the note shall not be included in the Capital Account of any Partner until the Partnership makes a taxable disposition of the note or until (and to the extent) principal payments are made on the note, all in accordance with Treas. Reg. ss. 1.704-1 (b)(2)(iv)(d)(2) (relating to the contributions to a partnership of promissory notes).

         "Certificate of Limited Partnership" means the Certificate of Limited Partnership of the Partnership filed with the Secretary of the State of Arkansas, as it may be amended and/or restated from time to time.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

         "Depreciation" means, for each fiscal year or other period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for Federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the Federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the Federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Management Committee.

         "EAPC" means Enogex Arkansas Pipeline Corporation, an Oklahoma corporation.

         "Existing Loans" means the NOARK Debt, and any subsequent loans to the Partnership replacing the then existing principal balance of the NOARK Debt, or the then existing principal balance of such subsequent loans, as applicable.

         "Expansion" means an expansion of the pipeline facilities included within the System by looping, adding compression, extending the mainline, or by constructing or purchasing laterals or gathering facilities linking such pipeline facilities to a Partner's or a third party's facilities.

         "General Partner" or "General Partners" means EAPC and SWPL, and any additional Person admitted as a general partner of the Partnership, but does not include any Person who has ceased to be a general partner of the Partnership.

         "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for Federal income tax purposes, except as follows:

         (a) The Gross Asset Value of the Partnership's assets as of the date of this Agreement shall be consistent with the initial balances of the Capital Accounts as set forth in Schedule 4.1.

         (b) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by agreement between the contributing Partner and the other Partners;

         (c) The Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined by a SuperMajority in Interest of the Partners as of the following times: (i) the acquisition of an additional interest in the Partnership by a new or existing Partner in exchange for more than a de minimis Capital Contribution; (ii) the distribution by the Partnership to a Partner of more than a de minimis amount of Property as consideration for an interest in the Partnership; and (iii) the liquidation of the Partnership within the meaning of Treas. Reg. ss. 1.704-1(b)(2)(ii)(g) (relating to when a liquidation of a partnership occurs); provided, however, that adjustments pursuant to clauses (i) and (ii) above shall be made only if a SuperMajority in Interest of the Partners determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

         (d) The Gross Asset Value of any Partnership asset distributed to any Partner shall be the gross fair market value of such asset on the date of distribution as determined by the Partners (or by an independent appraiser if the Partners are unable to agree upon a value); and

         (e) The Gross Asset Values of Partnership assets shall be increased or decreased to reflect any adjustments to the adjusted basis of such assets pursuant to Code ss. 734(b) or Code ss. 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treas. Reg. ss. 1.704-1(b)(2)(iv)(m) (relating to Code ss. 754 elections) and the definition of Capital Account hereof.

         "Indemnitee" shall mean (i) any Partner or any former Partner, (ii) any Project Leader or former Project Leader, (iii) the Management Committee or any member or former member of the Management Committee, (iv) any Person who is or was a NOARK Related Entity, (v) any Person who is or was an Affiliate of a Partner or a former Partner who is or was performing or providing services on behalf of the Partnership (including any NOARK Related Entity), (vi) any Person who is or was an officer, director, employee, partner, agent or trustee of the Partner, the Partnership (including any NOARK Related Entity), any former Partner, or any such Affiliate, or (vii) any Person who is or was serving at the request of a Partner, any former Partner, or any such Affiliate, as a director, officer, employee, partner, agent, attorney or trustee of such Partner, former Partner or Affiliate.

         "Inservice Expansion Date" means the date on which the interconnection, integration and expansion of the pipeline facilities of the Partnership and Ozark (as more fully described on Exhibit A) are completed and commence full time operations.

         "Limited Partner" or "Limited Partners" means EAPC with respect to its Partnership Interest as a Limited Partner and its successor, and any other person or entity admitted as a Limited Partner of the Partnership pursuant to this Agreement, but does not include any Person who has ceased to be a Limited Partner.

         "Liquidator"  means the  Person in  charge  of the  liquidation  of the
Partnership's   assets  which  shall  be  the  Management   Committee  unless  a
SuperMajority in Interest of Partners designates another Person as Liquidator.

         "Major Decision" shall have the meaning set forth in Section 3.5 of this Agreement.

         "Management  Committee"  means the  Management  Committee  described in
Article III of this Agreement.

         "Management  Committee  Approval"  shall have the  meaning set forth in
Section 3.3 of this Agreement.

         "NOARK Debt" means (a) the debt incurred by NOARK pursuant to the terms of that certain Credit Agreement and related documents dated as of February 26, 1993 among NOARK, the lenders and The First National Bank of Chicago, as Agent, as amended by the First Amendment to NOARK Pipeline System, Limited Partnership Credit Agreement dated February 1, 1994 and (b) the debt incurred by NOARK pursuant to the terms of that certain Construction Loan and Note Purchase

Agreement and related documents dated as of October 10, 1991 and as amended by Amendment No. 1 and Amendment No. 2 to the Construction Loan and Note Purchase Agreement dated as of January 29, 1993 and February 24, 1993, respectively, between NOARK and The Prudential Insurance Company of America.

         "NOARK Related Entity" means any Person which is wholly owned by the Partnership.

         "Omnibus Agreement" means that certain Omnibus Project Agreement dated as of January 12, 1998, by and among EAPC, SWPL, Southwestern Energy Company and Enogex Inc.

         "Ozark" means Ozark Pipeline, Inc., a Delaware corporation.

         "Ozark Acquisition" means the transaction in which Enogex Interstate Transmission, L.L.C. will acquire all of the pipeline assets of Ozark or all of the issued and outstanding capital stock of Ozark.

         "Partners" or "Partner" means the General Partners and the Limited Partner, or any of them individually.

         "Partnership" means NOARK Pipeline System, Limited Partnership, an Arkansas limited partnership.

         "Partnership Agreement" or "Agreement" means this Amended and Restated Agreement of Limited Partnership.

         "Partnership Interest" means that interest of a Partner in the Partnership, as described in this Agreement.

         "Partnership Percentage" means the percentage of each Partner in the Partnership as the same may change from time to time in accordance with the terms of this Agreement. As of the date of this Agreement, the Partnership Percentage of each Partner is as set forth below:

         SWPL        60% (entirely as a General Partner)
         EAPC        40% (39% as a General Partner and 1% as a Limited Partner)

At such time as the Ozark Acquisition is consummated and all of the ownership interests of Enogex Interstate Transmission, L.L.C. are contributed to the Partnership as provided for in Section 3 of the Omnibus Agreement, the Partnership Percentage of each Partner shall be changed to the following:

         SWPL        32% (entirely as a General Partner)
         EAPC        68% (67% as a General Partner and 1% as a Limited Partner)

         On the Inservice Expansion Date, the Partnership Percentage of each Partner shall be changed to the following:

         SWPL        25% (entirely as a General Partner)
         EAPC        75% (74% as a General Partner and 1% as Limited Partner)

         "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization or other entity.

         "Profits" and "Losses" means, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period determined in accordance with Code ss. 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code ss. 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

         (a) Any income of the Partnership that is exempt from Federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of Profits and Losses shall be added to such taxable income or loss;

         (b) Any expenditures of the Partnership described in Code ss. 705(a)(2)(B) or treated as Code ss. 705(a)(2)(B) expenditures pursuant to Treas. Reg. ss. 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of Profits and Losses, shall be subtracted from such taxable income or loss;

         (c) In the event the Gross Asset Value of any Partnership asset is adjusted as required by the terms of subsections (c), (d) or (e) of the definition of Gross Asset Value hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

         (d) Gain or loss resulting from any disposition of Partnership assets with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value; and

         (e) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period in accordance with the definition of Depreciation herein.

         (f) Any items of gross income specially  allocated  pursuant to Section
5.4 or interest expense allocated pursuant to Section 5.3 shall not be considered when calculating "Profits" or "Losses" because such items are specially allocated.

         "Project Leader" means the person designated as Project Leader in accordance with Section 3.6 hereof.

         "Proposing Partner" shall have the meaning set forth in Section 4.2(b) of this Agreement.

         "SWPL"  means  Southwestern   Energy  Pipeline  Company,   an  Arkansas
corporation and its permitted successors and assigns.

         "Service" means the Internal Revenue Service of the United States of America.

         "Substituted Partner" shall refer to a Transferee of a Partner's Partnership Interest who is admitted to the Partnership as a Partner in accordance with the provisions of Section 7.4 of this Agreement.

         "SuperMajority in Interest" means such of the Partners as have, at the time of determination, eighty percent (80%) or more of the Partnership Percentages of all Partners.

         "System" shall mean the pipeline system and related equipment and property owned, directly or indirectly, by the Partnership (including any NOARK Related Entity) on the date hereof together with the pipeline assets and related equipment and property to be contributed to the Partnership under the terms of the Omnibus Agreement (whether directly or indirectly through contributions of ownership interests), and all pipeline facilities and related equipment and property hereafter acquired directly or indirectly, by the Partnership (including any NOARK Related Entity), all as same may be modified or expanded pursuant to the provisions of this Agreement.

         "Transfer" means, as a noun, any voluntary or involuntary transfer, assignment, sale, pledge, gift, hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, assign, sell, pledge, gift, hypothecate or otherwise dispose of.

         "Transferee" shall have the meaning set forth in Section 7.1 hereof.

         "Transferor" shall have the meaning set forth in Section 7.1 hereof.

         "Treasury Regulations" or "Treas. Reg." means the income tax regulations, including proposed and temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         1.2 Other Terms. Other terms may be defined elsewhere in the text of this Agreement and shall have the meaning indicated therein.

                                   ARTICLE II
                        FORMATION OF LIMITED PARTNERSHIP

         2.1 Formation. The Partnership has been formed pursuant to the Act, and shall be governed by the Act and the terms and conditions set forth herein.

         2.2 Name. The name of the Partnership shall be, and the business of the Partnership shall be conducted under the name of, NOARK Pipeline System, Limited Partnership. The Partnership's business may be conducted under any other name or names deemed advisable by the Management Committee.

         2.3 Offices and Registered Agent. The principal offices of the Partnership shall be at such place or places as the Management Committee may determine; provided, that, such place or places shall as soon as reasonably practicable after the date of this Agreement be established in Oklahoma City, Oklahoma, in an office which is separate from that of any Partner. The
Partnership shall maintain a registered agent and a registered office in Arkansas as the Management Committee shall designate from time to time on the Partnership's Certificate of Limited Partnership. As of the date of this Agreement, the principal office shall be located at 600 Central Park Two, 515 Central Park Drive, Oklahoma City, Oklahoma 74124-0300 and the registered agent and registered office shall be The Corporation Company, 417 Spring Street, Little Rock, AR 72201. The Partnership may maintain offices at such other place or places as the Management Committee deems advisable.

         2.4 Term of Partnership. The Partnership commenced as of the date of the filing of the Certificate of Limited Partnership as required under the Act and shall continue for a period ending the earlier of:

         (a)      September 30, 2047;

         (b) The date on which all of the assets acquired by the Partnership have been sold and converted to cash (or to cash equivalents, or securities tradeable on a national securities exchange) or otherwise disposed of and all installment obligation receivables have been collected;

         (c) The date on which the Partnership is voluntarily dissolved upon approval by a SuperMajority in Interest of the Partners;

         (d) The date on which the Partnership is dissolved by operation of law or judicial decree; or

         (e) The  date on  which  the  Partnership  no  longer  has any  General
Partners.

         2.5 Purpose. The purpose and business of the Partnership shall be any business which may lawfully be conducted by a limited partnership organized pursuant to the Act. In particular, and not by way of limitation, the Partnership (including any NOARK Related Entity) shall engage in the gathering, processing, compression, transmission and marketing of natural gas and natural gas liquids.

         2.6 Representations and Warranties Concerning Partnership. Each Partner represents and warrants that (i) the execution and delivery of this Agreement by such Partner and the performance thereof by such Partner of its obligations will not contravene any provision of, or constitute a default under, any indenture, mortgage or other agreement of such Partner, any applicable law or regulation or any order of any court, commission or governmental agency having jurisdiction,
(ii) this Agreement is a legal, valid and binding obligation of such Partner enforceable against such Partner in accordance with its terms, except insofar as enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether enforcement is considered in equity or at law), and (iii) it is acquiring its interest in the Partnership for its own account for investment, and not with a view to the sale or distribution thereof.



                                   ARTICLE III
                          MANAGEMENT OF THE PARTNERSHIP

         3.1 Management Committee. The Partnership (including all NOARK Related Entities) shall be managed by the Management Committee, which, except as otherwise provided in this Agreement (including without limitation, those matters which under Section 3.5 require the approval of a SuperMajority in Interest of Partners) shall have exclusive authority with respect to all affairs of the Partnership (including any NOARK Related Entities).

         3.2 Composition of Management Committee. The Management Committee shall be composed of five (5) members. One member shall be the Project Leader as determined in Section 3.6 below. EAPC (together with any Substituted Partner(s) succeeding to EAPC's Partnership Interest) shall designate two of the four remaining members of the Management Committee, and SWPL, (together with any Substituted Partner(s) succeeding to SWPL's Partnership Interest) , shall designate the two remaining members of the Management Committee. Each Partner shall notify all other Partners in writing of their designations to the Management Committee, including any alternate members they may choose to designate. Such alternate members shall have full authority to act in the absence of a primary member. The Partners shall have authority to remove their respective designees to the Management Committee at any time and to replace them with new designees at any time upon giving written notice to the other Partners.

         3.3 Meetings of Management Committee. The Project Leader shall preside at all meetings of the Management Committee, which shall meet at least quarterly. Special meetings of the Management Committee may be called at such times and places, and in such manner, as the Project Leader or any Partner deems necessary and requests in writing, and at such times as requested in writing by any member of the Management Committee. Unless notice is waived by all members of the Management Committee, notice of all meetings shall be given by the Project Leader to all Management Committee members and to all Partners at least five (5) days in advance of the time set for the meeting. The notice will be accompanied by an agenda of the matters the proponent of the meeting intends to present at the meeting; provided, that, the scope of the issues to be discussed at the Management Committee meeting need not be limited to the matters stated in the notice. Any member of the Management Committee may require that items be added to the agenda by notice to all other Management Committee members and Partners given at least forty-eight (48) hours prior to the meeting. Items may be added to the agenda at a Management Committee meeting only if all members of the Management Committee are present at such meeting and agree to the addition of such items. Although discussions of other matters may take place, only agenda items may be formally decided at any Management Committee meeting. All meetings of the Management Committee shall be held in person or by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. The members of the Management Committee may act through written proxies, and the Management Committee may take action in lieu of a meeting through a written consent signed by all of the members of the Management Committee. The presence in person, by proxy or through alternates of not less than fifty percent (50%) of the members of the Management Committee shall be necessary to constitute a quorum at any meeting for the transaction of business. Unless otherwise provided herein, the affirmative vote of a majority of the members in attendance at a meeting of the Management Committee at which a quorum is present ("Management Committee Approval") shall be necessary and sufficient to take any action on behalf of the Management Committee. Each member on the Management Committee shall have one vote. In the absence of a quorum, a majority of the members present at the meeting may adjourn such meeting from time to time until a quorum is present. Written minutes of all Management Committee meetings shall be maintained and distributed promptly to all members of the Management Committee.

         3.4      Partners Meetings.

                  (a) Immediately upon execution of this Agreement, each Partner shall designate, by notice given to each other Partner and to the Partnership, an individual to serve as its primary representative to vote at meetings of the Partners. By like notice, each Partner may designate not more than one alternative representative who shall have authority to act in lieu of its primary representative. In the absence of a primary representative, the designated alternate may serve in the place of the primary representative. Any Partner may at any time, by written notice to all other Partners and to the Partnership, remove its primary representative or alternate representative and designate a new primary representative or alternate representative.

                  (b) The Project Leader shall preside at all meetings of the Partners. Meetings of the Partners may be called at such times and places, and in such manner, as requested in writing by a representative of any Partner. Such request shall identify the items the Partner proposes to be placed on the agenda for such meeting. Unless notice is waived by the representatives of all Partners, notice of all meetings shall be given by the Project Leader to all representatives and alternates at least five days in advance of the time set for the meeting. The notice will be accompanied by an agenda of matters to be presented by the Project Leader. Any representative may require that items be added to the agenda by notice to the representatives of all other Partners given at least two days prior to the date of the meeting. Although discussion of other matters may take place, only agenda items may be formally decided; provided, that by unanimous vote of the representatives at a meeting in which at least a SuperMajority in Interest of the Partners are represented, items may be added to the agenda. All meetings of the Partners shall be held in person or by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. All expenses of the meeting and notification shall be borne by the Partnership. Representatives of Partners (or their
         respective   designated   alternates)  holding  at  least  80%  of  the
         Partnership Percentages shall be necessary to constitute a quorum at any meeting for the transaction of business. In the absence of a quorum, a majority of the representatives present at the meeting may adjourn such meeting from time to time until a quorum is present. Written minutes of all meetings shall be maintained and distributed promptly to all representatives.

                  (c) Each representative at a meeting of Partners shall have a vote equal to the Partnership Percentages of the Partner he represents.

                  (d) Personal presence of Partners' representatives shall not be required, provided that at or prior to the meeting time either (i) an effective written consent to or rejection of such proposed action is submitted to the Project Leader or (ii) a proxy is submitted to the Project Leader. Attendance by the representatives of the Partner (or its respective designated alternate) and voting in person at any meeting shall revoke any written consents or rejections of such Partner or any proxies previously submitted with respect to the action proposed to be taken at such meeting.

                  (e) Any matter on which the Partners are authorized to take action under this Agreement or under law may be taken by the Partners without a meeting and shall be as valid and effective as action taken by the Partners at a meeting assembled, if written consents to such action by the Partners are signed by the Partners entitled to vote upon such action at a meeting who hold the Partnership Percentages required to authorize such action, and are delivered to the Project Leader.

         3.5 Restrictions on Authority of the Management Committee. Notwithstanding anything to the contrary in this Agreement (other than Section 3.6(j)), including the provisions set forth in Section 3.1, the following actions of the Management Committee (a "Major Decision") shall require the consent of a SuperMajority in Interest of Partners and without such consent, may not be taken by the Partnership (nor any Partner or other Person on behalf of the Partnership), unless such actions are approved as a result of arbitration pursuant to Section 13.13 below):

         (a)      Admitting any General Partner or Limited Partner.

         (b) Any incurrence of indebtedness for borrowed money other than the NOARK Debt, the loan entered into with Enogex Inc. as contemplated by Section 9 of the Omnibus Agreement, or in the ordinary course of business. A borrowing, or series of borrowings for purposes that are operationally related and that take place in a consecutive 24 month period, shall be considered other than in the ordinary course of business only if such borrowing or series of borrowings involves more than $150,000.

         (c) Entering into any gas transportation, gas purchase or gas sales contract or any other contract or transaction between i) any Partner or any of its Affiliates and ii) the Partnership (including any NOARK Related Entity), other than contracts or transactions satisfying the parameters of the applicable policy established by the Partners under Section 3.5(p).

         (d) Amending this Agreement.

         (e) Changing the nature of the Partnership's business.

         (f) Establishing the nature and scope of the business of any NOARK Related Entity including NOARK Energy Services L.L.C. and Ozark Gas Gathering, L.L.C., including, without limitation, their operating parameters, functions and activities.

         (g) Selling, exchanging, leasing, mortgaging, pledging or otherwise transferring Partnership (including any NOARK Related Entity) assets other than in the ordinary course of business. For purposes of this Section 3.5(g), a sale, exchange, lease, mortgage, pledge or other transfer of assets or a series of such transactions that are operationally related and that take place in a consecutive 24 month period, shall be considered other than in the ordinary course of business only if such transaction or series of transactions involves more than $250,000.

         (h) Dissolving or winding up the Partnership.

         (i) Amending the Certificate of Limited Partnership of the Partnership except as otherwise permitted under this Agreement.

         (j) Forming or dissolving any Partnership committee or changing the authority or responsibilities of any committee.

         (k) Except for expenditures, commitments, or contracts involving Expansions or matters for which EAPC has agreed to make contributions to the Partnership pursuant to Section 10(c) of the Omnibus Agreement:

                  (i) Entering into any contract which involves expenditures or commitments by the Partnership in excess of $100,000 for projects not included in any approved Budget or accepting performance under such contract.

                  (ii) Entering into any contract which involves expenditures or commitments by the Partnership in excess of $500,000 for projects included in any approved Budget or accepting performance under such contract.

                  (iii) Entering into any contract (x) for the transportation, purchase, sale, exchange or balancing of natural gas or (y) which creates any material restrictions, conditions or impediments to the Partnership, and which in the case of either (x) or (y) has a term in excess of one year.

         (l) Approving or amending the Budget.

         (m) Acquiring assets for the Partnership involving an amount more than $100,000 (for matters not included in any approved Budget) or $500,000 (for matters included in any approved Budget), other than i) for purposes of an Expansion, which shall be governed by Section 4.2(b), or ii) for matters for which EAPC has agreed to make contributions to the Partnership pursuant to
Section 10(c) of the Omnibus Agreement, provided, however, that any such acquisition involves terms that are standard and customary in the industry and would not have a material adverse effect on the Partnership.

         (n) Determining any matter which any contract to which the Partnership is a party expressly provides shall be approved, decided, determined, or otherwise resolved or acted upon by the Management Committee.

         (o) Determining any material Partnership tax policy, other than that fixed by this Agreement and approving the annual federal and state income tax returns of the Partnership. For purposes of the foregoing material Partnership tax policy shall include without limitation the making of any material tax election and the adoption of a method of accounting with respect to any material item.

         (p) Approving any material policy decisions of the Partnership and changes thereof, which approvals shall not be unreasonably withheld. For purposes of the foregoing, material policy decisions shall include without limitation i) the making of any decision regarding actions to be taken with any governmental agency which would have a material effect on the Partnership or the System, ii) the establishment of parameters for the Partnership (including any NOARK Related Entity) to enter into gathering or transportation agreements on the System and iii) the establishment of parameters for the Partnership (including any NOARK Related Entity) to engage in gas marketing activities. The Partners hereby acknowledge and agree that it is not their intent to use this provision to micro-manage the operations of the Partnership.

         (q) Determining the gross fair market value of the Partnership assets as provided for in subsection (c) of the definition of Gross Asset value.

         (r) Determining  the form of a nominee  agreement as  contemplated  by
Section 6.4.

         (s) Approving appointment of directors, managers or officers of NOARK (except for the Project Leader whose approval shall be subject to Section 3.6(e)) or any NOARK Related Entity who are employees of any Partner or their Affiliates; and the Project Leader shall consult with the Partners regarding the appointment of any director, manager or officer of NOARK or any NOARK Related Entity who is not an employee of any Partner or their Affiliates, but no approval of such appointment shall be required.

         (t) Approving the final design of the interconnection, integration and expansion of the pipeline facilities of NOARK and Ozark described on Exhibit "A" and any contracts for the supply of fuel or electricity to power the compressor operations of the System. For purposes of the foregoing, the "final" design shall mean those aspects of the design which would significantly impact future operating expenses, or future operations, of the System.

         (u) The decision to settle or to litigate and defend a claim against the Partnership as provided in Section 3.9.

         3.6      Project Leader.

         (a) The Project Leader shall be the chief executive officer of the Partnership (including the NOARK Related Entities) and, subject to directives of the Management Committee and the other provisions of this Agreement, shall have general supervision of the affairs of the Partnership (including the NOARK Related Entities) and shall have all power and authority reasonably necessary to perform or cause to be performed the general operation and conduct of the Partnership. The Project Leader shall preside when present at meetings of the Partners and the Management Committee. He shall have general authority to execute bonds, deeds and contracts in the name of the Partnership (including the NOARK Related Entities) and in general to exercise all the powers usually appertaining to the office of president of a company, except as otherwise provided by statute or this Agreement.

         (b) The Project Leader shall manage the day-to-day operations of the Partnership (including the NOARK Related Entities); provided, that, the Project Leader shall undertake no Major Decision without the approval of a SuperMajority in Interest of the Partners. Subject at all times to the control and direction of the Management Committee, the Project Leader shall oversee the executive, administrative and operating level services of the Partnership (including the NOARK Related Entities). The Project Leader's executive level management responsibilities shall include, without limitation: (1) implementation of decisions of the Management Committee; (2) supervision and oversight of the System's operations and financial affairs; and (3) such other duties and services reasonably incidental to the foregoing which the Management Committee may request the Project Leader to provide. The Project Leader's oversight of administrative and operating level responsibilities shall include, without limitation, oversight of: (i) contract and gas management services; (ii) finance and accounting services; (iii) marketing services; (iv) engineering services;
(v)
data systems and operations oversight; (vi) gathering activities and (vii) day-to-day operating services necessary for the System.

         (c) By way of illustration and not by way of limitation, the powers of the Project Leader shall include: (i) executing, acknowledging and delivering any and all agreements and instruments on behalf of the Partnership (including any NOARK Related Entity); (ii) preparing and submitting annual Budgets to the Partners for approval; (iii) employing or contracting with Persons in the operations and management of the business of the Partnership (including any NOARK Related Entity) on such terms and for such compensation as the Project Leader shall determine, subject to the constraints and restrictions established by the Budget, and, in the case of Persons employed by or affiliated with any Partner or an Affiliate of any Partner, the provisions of the Accounting Procedures attached hereto as Exhibit B; (iv) preparing or causing to be prepared reports, statements and other relevant information for distribution to the Partners; (v) opening accounts and deposits and maintaining funds in the name of the Partnership (including any NOARK Related Entity) in banks or other financial institutions or investing such funds; and (vi) making all reports and filings required by governmental authorities.

         (d) The Project Leader shall initially be E. Keith Mitchell who shall serve in such capacity until the earlier of his death, resignation or removal. In order for the Project Leader to receive the benefits he has heretofore received, the Project Leader shall be employed by EAPC, but shall be dedicated full time to the Partnership. The Project Leader shall maintain his office at the principal business office of the Partnership.

         (e) The Project Leader shall be subject to removal with or without cause at any time by EAPC (or any Substituted Partner succeeding to all of EAPC's Partnership Interest); provided such removal shall not be arbitrary or capricious. If a vacancy occurs in the office of Project Leader, whether through death, resignation, removal or otherwise, the Partners shall consult regarding the appointment of a new Project Leader. After such consultation, EAPC (or any Subsequent Partner succeeding to all of EAPC's Partnership Interest) shall have the authority to propose the new Project Leader who shall become the Project Leader upon the consent of SWPL (or any Subsequent Partner(s) succeeding to SWPL's Partnership Interest), which consent shall not be unreasonably withheld. It shall be deemed unreasonable for SWPL (or any Subsequent Partner(s) succeeding to SWPL's Partnership Interest) to withhold its consent by reason of the fact that the proposed Project Leader is or was an employee of EAPC (or any Subsequent Partner succeeding to all of EAPC's Partnership Interest) or of an Affiliate of EAPC.

         (f) The Project Leader shall have power to contract with third parties on behalf of and in the name of the Partnership (including any NOARK Related Entity) when the contract is approved by the Management Committee (or is within the approval levels delegated to him by the Management Committee), and to make expenditures on behalf of the Partnership (including any NOARK Related Entity) when such expenditures have been approved by the Management Committee (subject, where applicable, to the provisions of Section 3.5) or when such expenditures do not exceed that permitted under the approved annual Budget by more than ten percent (10%) for the line item or items in question (based on a Budget format similar to that historically used by the Partnership) or $50,000. Upon execution of this Agreement, the Project Leader shall have authority to make expenditures in fiscal year 1998 in accordance with the existing Budget of the Partnership for fiscal year 1997 until a new Budget is approved.

         (g) The Project Leader shall submit to the Partners for approval an annual Budget setting forth on a monthly basis the anticipated costs to be incurred in connection with the Partnership (including the NOARK Related Entities), including without limitation the cost of operating and field personnel providing day-to-day operations of the System, and the anticipated capital costs to be incurred in connection with the System based on a Budget format similar to that historically used by the Partnership. A proposed Budget shall be provided to the Partners as soon as practicable following execution of this Agreement for the period covering calendar year 1998 and by December 1st for each year thereafter during the term of this Agreement. Such Budgets shall be subject to the approval requirements of Section 3.5. In the event Partner approval of any Budget as required by Section 3.5 is not obtained by the commencement of the year to which such Budget applies, the most recently approved Budget shall be utilized until such new Budget is approved.

         (h) The Project Leader may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Project Leader may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it and any act taken or omitted in reliance upon an opinion including, without limitation, a written opinion of counsel (who shall be regular or special counsel to the Partnership) acceptable to the Project Leader of such persons as to matters that the Project Leader reasonably believes to be within such person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

         (i) The Project Leader shall have the right, in respect of any of his powers or duties hereunder, to delegate same to any employee of the Partnership or, to any Partner. Each such Person shall have full power and authority to do and perform each and every act and duty that is so delegated to such Person.

         (j) In the event the Project Leader incurs expenditures in emergency situations to safeguard life or property or to maintain the operational integrity of the System at design capacity, the Project Leader shall notify the Management Committee and the Partners of the emergency situation as soon as reasonably possible after any such emergency situation. Such costs so incurred by the Project Leader shall not require the prior approval of the Management Committee or the Partners; provided, however, that any expenditures or transactions undertaken shall involve terms that are standard and customary in the industry and do not expose or subject the Partnership to any inordinate, unusual or unreasonable risks, liabilities or obligations given the facts and circumstances which exist at the time of the Project Leader committing to any such expenditures or transactions.

The Partners acknowledge that the facts and circumstances of an emergency situation may require terms, expenditures or transactions which under normal situations would be different.

         3.7      Delegation

         (a) The Management Committee shall have the authority to delegate any of its duties and authority to any Partner, the Project Leader, or, subject to
Section 3.5, a committee. Any such delegation shall be in writing and shall be revocable at any time by the Management Committee.

         (b) The Partners shall make available to the Partnership (including any NOARK Related Entity) executive, administrative and operating personnel with the appropriate backgrounds and experience to provide such services as the Management Committee may reasonably delegate for them to provide and to make available to the Management Committee sufficient time of such executives, administrative and operating personnel to promptly, faithfully and professionally provide such services. A Partner may utilize the personnel and resources of not only itself, but also of its Affiliates and other Persons in the performance of such services.

         (c) The Partners shall be reimbursed by the Partnership in accordance with the Accounting Procedures attached hereto as Exhibit B, for all direct and indirect costs and expenses incurred in providing services delegated by the Management Committee to be provided by them.

         (d) Subject to the provisions of this Section 3.7, the Management Committee shall be deemed to have delegated i) to SWPL the continued performance of the accounting services for the Partnership and the performance of field operations and field operations support services SWPL has historically provided to the Partnership in Arkansas as well as the performance of field operations and field operations support services in those areas where the facilities of NOARK and Ozark are in close proximity for which the Partners agree SWPL should provide such services and ii) to EAPC the performance of operations and operations support services to provide support, direction and assistance to the Project Leader in the operation of the Partnership (including the NOARK Related Entities) and the System.

         (e) Subject to Section 3.5, the Management Committee may designate one or more committees (including, specifically, an executive committee), each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the Management Committee, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution, shall have and may exercise the authority delegated to it by the Management Committee in the management of the business and affairs of the Partnership, subject to the limitations set forth in the Act and this Agreement.

         3.8      Officers.

         (a) Except for the chief executive officer, who shall be the Project Leader, the Management Committee may appoint such officers and agents as it deems necessary or appropriate, who shall be appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Management Committee. Any two or more offices may be held by the same person.

         (b) Any officer, agent or member of a committee elected or appointed by the Management Committee may be removed by the Management Committee at any time with or without cause.

         3.9 Claims. The Project Leader shall be responsible for overseeing the settlement or litigation and defending of any and all claims, damages, or causes of action in favor of any one other than the Partners arising out of the Operation of the System (as defined in the Accounting Procedures) which are not covered by insurance; provided, that Project Leader shall report to the Management Committee from time to time with respect to such claims, damages or causes of action and the disposition thereof. The decision to settle or to litigate and defend against any such claim, demand or cause of action may be made by Project Leader in accordance with its best judgment and discretion when the amount involved is $50,000 or less, provided, however, that if the aggregate of the amounts payable by the Partnership in connection with any final judgment against the Partnership and/or the settlement of any claim or claims against the Partnership during any fiscal year exceeds $250,000, any subsequent settlements shall be effected during such fiscal year only with the approval of a SuperMajority in Interest of the Partners. Decisions to settle or to defend and litigate (i) any single claim which involves any amount in excess of $50,000,
(ii) any claim which is commenced against the Partnership during any fiscal year when the aggregate of all claims commenced against the Partnership during the same fiscal year have involved amounts in excess of $250,000, and (iii) any claim in which the Project Leader is named as a defendant or respondent or has an interest in the claim or the proceedings which is adverse to the Partnership, shall be made only with the approval of a SuperMajority in Interest of the Partners.

         3.10 Disputed Charges. Within the time provided in the Accounting Procedures and regardless of whether the applicable Budget has been exceeded, the Management Committee or any Partner may take written exception to all or any portion of any bill or statement rendered by a Partner to the Partnership on the ground that the same was not a reasonable expense or expenditure incurred in good faith in connection with the Operation of the System (as such term is defined in the Accounting Procedures). NOARK shall nevertheless pay in full when due the amount of all statements submitted by a Partner. Thereafter, at its discretion on the vote of Partners representing at least 70% of the Partnership Interests remaining after excluding the Partner's Partnership Interest whose bill or statement is in dispute, the Management Committee may submit the dispute to the dispute resolution procedures set forth in Article XIII, and, in such event the Partners agree to utilize such procedures in resolving such dispute. If the amount as to which such written exception is taken or any part thereof is ultimately determined in arbitration not to be a reasonable expense or expenditure incurred in good faith in connection with the Operation of the System, such amount or portion thereof (as the case may be) shall be refunded to NOARK together with interest thereon at one hundred basis points over the prime rate from time to time charged by Citibank, N.A., New York, N.Y. to responsible commercial and industrial borrowers, not in excess of the maximum lawful rate, for the period from the date of payment by NOARK to the date of refund.



                                   ARTICLE IV
                          FINANCING OF THE PARTNERSHIP

         4.1 Existing Capital Accounts Balances. Schedule 4.1 hereto sets forth the Capital Accounts of the Partners as of the date of this Agreement which have been agreed to by the Partners.

         4.2      Capital Contributions.

         (a) In order to meet the funding requirements of the Partnership (including any NOARK Related Entity), the Management Committee shall have authority to make mandatory capital calls on the Partners for cash contributions in amounts that the Management Committee deems necessary or advisable to fund capital and operational needs of the Partnership (including any NOARK Related Entity). With respect to each mandatory capital call, each Partner shall within thirty (30) days of receiving such written notice contribute to the Partnership in cash that portion of the total call equal to its Partnership Percentage.

         (b) Notwithstanding the language of Section 4.2(a) above, the Management Committee shall not have authority to issue mandatory capital calls to fund a proposed Expansion of the System, other than Expansions included within an approved Budget. Any such Expansion shall be subject to the consent of a SuperMajority in Interest of the Partners; provided, that, if such consent is not obtained within thirty (30) days of the submittal to the Partners of a proposal for such an Expansion (which consent of any Partner may be conditioned upon approval of such Partner's board of directors to be obtained (i.e. approved or rejected) within sixty (60) days of the submittal to the Partners of the proposed Expansion), but one of the Partners (the "Proposing Partner") desires to pursue such Expansion, the Proposing Partner shall contribute to the capital of the Partnership all of the funds necessary to finance such Expansion (such contribution a "Special Capital Contribution") and shall following such contribution receive, in addition to any other distributions provided for in this Agreement, an additional cash distribution equal to all of the additional net operating income attributable to the Expansion (which shall not include any revenues realized from the replacement of volumes being transported on the System prior to the Expansion) until the Proposing Partner has received an amount equal to 200% of the Special Capital Contribution made by the Proposing Partner.

         (c) The Partners agree that the Existing Loans, including applicable interest, shall be repaid as follows: (i) sixty percent (60%) of the Existing Loans, including applicable interest, shall be repaid out of any amounts otherwise distributable to SWPL, before taking into account debt service on the Existing Loans, under this Agreement and (ii) forty percent (40%) of the Existing Loans, including applicable interest, shall be repaid out of any amounts otherwise distributable to EAPC, before taking into account debt service on the Existing Loans, under this Agreement. If such amounts are insufficient to pay a Partner's percentage share (i.e. 60% or 40% as set forth above) of the debt service on the Existing Loans, including applicable interest, in accordance with their terms, then such Partner shall be responsible to contribute to the capital of the Partnership amounts sufficient to pay its percentage share (i.e. 60% or 40% as set forth above) of the debt service on the Existing Loans, including applicable interest, and shall do so upon notice from the Project Leader. Such Capital Contributions by the Partners shall not alter the Partnership Percentages of the Partners. Default by a Partner in the making of such Capital Contributions shall cause it to be deemed a Delinquent Partner subject to the provisions of Section 4.3 hereof.

         (d) Notwithstanding anything to the contrary in Section 4.2(c) above or elsewhere in this Agreement, it is understood and agreed that the terms of any Existing Loans may in the future (but do not currently) provide that the amortization of the principal amount thereof shall be borne or allocated in a manner different from the percentages set forth in Section 4.2(c) or any Partner may direct the Project Leader to apply amounts of Partnership cash otherwise distributable to such Partner (except amounts to be paid to other Partners pursuant to the other provisions of this Agreement) to the repayment or prepayment of the principal amount of the Existing Loans in excess of the amounts required to be repaid under the terms of the Existing Loans, provided such Partner bears all costs and penalties of doing so. Consequently, a Partner may thereby pay or bear more than its attributable percentage (i.e. 60% or 40%) of the principal amount of the Existing Loans to be repaid. In such event, the percentages of the then outstanding principal amount of the Existing Loans payable out of the distributable amounts attributable to the Partners set forth in Section 4.2(c) shall be adjusted as appropriate to reflect the resulting percentage of the aggregate outstanding principal amount of the Existing Loans then attributable to each Partner.

         4.3 Failure to Contribute. If any Partner fails to make a Capital Contribution as required under Section 4.2(a) or (c) above, the Partnership may, in addition to the other rights and remedies the Partnership may have under the Act or applicable law, take such enforcement action (including, the commencement and prosecution of court proceedings) against such Partner as the Management Committee considers appropriate and such Partner shall be deemed to be delinquent ("Delinquent Partner"). Moreover, each remaining Partner who is not delinquent shall have the right, but not the obligation, to contribute that portion of the amount defaulted by the Delinquent Partner equal to such remaining Partner's Partnership Percentage expressed as a percentage of the Partnership Percentage of all such remaining Partners who elect to contribute their applicable portion of the defaulted Capital Contribution. In such an event, the Partner(s) who contributes on behalf of the Delinquent Partner ("Contributing Partner") will be entitled to a priority distribution out of the first cash distributions which would otherwise be distributable to the Delinquent Partner equal to three hundred percent (300%) of the amount which the Contributing Partner contributed on behalf of the Delinquent Partner. Following satisfaction of this priority distribution, and any other priority distributions provided for in this Agreement, distributions would be made in accordance with Section

5.7 hereof. The amount contributed on behalf of a Delinquent Partner shall be secured by such Delinquent Partner's interest in the Partnership. Each Partner who may hereafter be deemed delinquent hereby grants to each Contributing Partner, a security interest in such Delinquent Partner's Partnership Interest.

         4.4 Capital Accounts. A separate Capital Account shall be established and maintained by the Partnership for each Partner in the manner described in the definition of the term "Capital Account" in Article I hereof.

         4.5 Loans by Partners. No Partner shall be required to make loans to the Partnership. Loans may be made, however, with the approval of the Management Committee, by any Partner to the Partnership and such loans shall not be considered contributions to the capital of the Partnership. To the extent loans are made by any Partner to the Partnership, they shall be made on terms, as to interest rates and other finance charges, as are comparable to amounts that are charged by unrelated banks and other financial institutions on comparable loans for the same purpose.

         4.6 Interest. No interest shall be paid to any Partner on the initial or any subsequent Capital Contribution to the Partnership.

         4.7 Time for Return of Contributions. No Partner shall be entitled to compel the return of its Capital Contribution. Upon the full and complete winding up and liquidation of the business and affairs of the Partnership, the Partners shall be entitled to distributions as set forth in Article X.

         4.8 Limited Liability of the Limited Partners. Notwithstanding anything to the contrary contained herein, the liability of a Limited Partner for any of the debts, losses or obligations of the Partnership shall be limited to the Limited Partner's Capital Contributions. No Limited Partner shall have any personal liability whatsoever, whether to the Partnership or any third party, for the debts of the Partnership or any of its losses.

         4.9 Benefits of Agreement. Nothing in this Agreement, and, without limiting the generality of the foregoing, in this Article IV, expressed or implied, is intended or shall be construed to give to any creditor of the Partnership or any creditor of any Partner or of any other Person, other than the Partners and the Partnership, any legal or equitable right, remedy or claim under or in respect to this Agreement or any covenant, condition or provisions herein contained, and such provisions are and shall be held to be for the sole and exclusive benefit of the Partners and the Partnership.


                                    ARTICLE V
                CAPITAL AND INCOME ALLOCATIONS AND DISTRIBUTIONS

         5.1 Allocations Controlling for Capital Account Purpose. The Partners agree that all items of Partnership income, gain, loss and deduction realized by the Partnership from its operation or upon the sale or other disposition of its assets shall be credited or charged to the Capital Accounts of the Partners and further, to the extent allowed by the law, among the Partners for Federal income tax purposes in accordance with Sections 5.2 through
5.6. The allocation of Partnership income, gain, loss and deduction to a Partner whose interest in the Partnership terminates or to a newly admitted Partner shall be based upon an actual closing of the books of the Partnership for the period ending on the date of such termination or admission except as otherwise determined by the Management Committee. In addition, upon the closing of the Ozark Acquisition, there shall be an actual closing of the books of the Partnership for the period ending on the date of the closing of the Ozark Acquisition, when the Partnership Percentages will change as specified in the definition of Partnership Percentage. Further, upon the Inservice Expansion Date, there shall be an actual closing of the books of the Partnership for the period ending on the date of the Inservice Expansion Date, when the Partnership Percentages will change as specified in the definition of Partnership Percentages. For purposes of making the allocations under this Agreement for the periods ending on the Ozark Acquisition and the Inservice Expansion Date, the allocation of Partnership income, gain, loss and deduction to a Partner shall be based upon such dates.

         5.2 General Allocation of Profits and Losses. After giving effect to the special allocations set forth in Sections 5.3 through 5.6 hereof, the Profits and Losses for any fiscal year, or portion thereof, as applicable, shall be allocated to the Partners in accordance with the Partnership Percentages of the respective Partners.

         5.3  Special  Interest  Expense.   The  Partnership   interest  expense
deductions incurred with regard to the Existing Loans as referenced in Section 4.2(c) shall be allocated to Partners as follows:

                                    SWPL                      60%
                                    EAPC                      40%

In the event the percentages of the outstanding principal amounts of the Existing Loans payable out of the distributable amounts attributable to each Partner are adjusted pursuant to Section 4.2(d), the foregoing percentages shall be subject to adjustment to reflect the same percentages as the percentages established pursuant to Section 4.2(d).

         5.4      Preferential Allocations.

         (a) During each fiscal year of the period commencing on the Inservice Expansion Date and ending on December 31, 2009 (the "Special Allocation Period") SWPL shall receive a special allocation of Partnership gross revenues (items of gross income and gain) in accordance with the formula set forth below. For purposes of this Section 5.4(a), a fiscal year shall be a calendar year except that the first fiscal year of the above described period shall commence on the Inservice Expansion Date and end on December 31 of the calendar year in which the Inservice Expansion Date occurs.

           Special Revenue Allocation      =     Base Amount - Increased Volume
                                 Amount, where:

                  (1) Base Amount = for each fiscal year during the Special Allocation Period, the amount specified on Schedule 5.4(a) for such fiscal year

                  (2)      Increased Volume Amount =

                           (a) the product of (i)the average daily quantity of gas(in MMBtu's)moved on the System during the fiscal year less the Firm Quantities (as defined below) for such year (but not less than 244,000 MMBtu's per day less the Firm Quantities), multiplied by (ii) 25% of the average margin (per MMBtu) realized by (x) EIT (which, upon the Inservice Expansion Date, will be a NOARK Related Entity and will own the integrated interstate transmission facilities of Ozark and the Partnership), (y) NES L.L.C. (as defined in the Omnibus Agreement) the average margin of which may be negative, and (z) OGG L.L.C. (as defined in the Omnibus Agreement) but only to the extent of the Searcy Gathering Assets (as defined in the Omnibus Agreement) and the average margin realized from such assets as they will exist on the date of
                                    their   contribution   to  the  System  (the
                                    entities and assets  specified in items (x),
                                    (y) and (z) herein collectively  referred to
                                    as the "Preferential Allocation Group") from
                                    the movement of such average daily  quantity
                                    of gas on the System as the System exists on
                                    the Inservice  Expansion Date, and as it may
                                    be modified by only the  contribution of the
                                    Searcy  Gathering  Assets (as defined in the
                                    Omnibus Agreement) as they exist on the date
                                    of their  contribution  to the  Partnership,
                                    whether  from  transportation   revenues  or
                                    sales revenues (which average margin shall not be less than $.16 per MMBtu), multiplied by (iii) the number of days in such fiscal year minus

                           (b) the product of (i) 244,000 MMBtu's per day less the Firm Quantities for such fiscal year multiplied by (ii) $.04 per MMBtu, multiplied by (iii) the number of days in such fiscal year.

         (b) For purposes of Section 5.4(a) above, the following shall apply:

                  (1) The calculation of the Increased Volume Amount shall not include quantities of gas (in MMBtu's) received from supply sources in existence on January 1, 1998 located behind those supply points identified on
                           Schedule 5.4(b), or average margins attributable to those quantities.

                  (2) Firm Quantities shall mean the average daily quantity of gas (in MMBtu's) moved on the System under Firm Business Agreements (as hereinafter defined) in any fiscal year.

                  (3)      For  purposes  of  the   foregoing,   Firm   Business
                           Agreements shall mean firm gas transportation or sales agreements having a primary term of one (1) year or more between any member of the Preferential Allocation Group and customers (such customers being other than Affiliates which are NOARK Related Entities).

                  (4) For purposes of this Section 5.4, the "average margin" realized by the Preferential Allocation Group shall mean (i) in the case of transportation or gathering revenues, the average gross revenues received (per MMBtu) from shippers for the movement of gas on the System (including any demand charges received under firm transportation agreements which are not Firm Business Agreements), and (ii) in the case of sales revenues, the average gross revenues received (per MMBtu) from the sale of gas after subtracting therefrom the average costs (per MMBtu) directly incurred in making such sales, including without limitation gas costs, gathering costs, transportation costs and any related imbalance penalties. In addition, for purposes of calculating the Special Revenue Allocation, in the event the Preferential Allocation Group engages in multiple transactions involving the same gas, such transactions shall be considered a single transaction in determining the "average daily quantities" from such transaction and the "average margin" realized from such transaction.

         (c) The Special Revenue Allocation for any fiscal year shall be determined within sixty (60) days following the end of the fiscal year to which such Special Revenue Allocation is applicable, but shall be effective for the fiscal year in which the revenues were received. In no event will the Special Revenue Allocation be less than zero.

         (d) Schedule 5.4(d) attached hereto, sets forth several examples of the calculation of the Special Revenue Allocation.

         5.5      Special Profits Allocations.

         (a) After making the special allocation of Partnership gross revenues (items of gross income and gain) pursuant to Section 5.4 hereof and the special allocation of Partnership deductions pursuant to Section 5.3 hereof, the Partnership Profits shall be specially allocated to the Partners which have received additional cash distributions in the current or prior years related to contributions by Contributing Partners pursuant to Section 4.3 above in the following manner and amount: Partnership Profits otherwise allocable to the Delinquent Partner (i.e. Profits which would have been allocated to the Delinquent Partner if this Section 5.5(a) did not exist) shall be allocated to the Contributing Partners until the cumulative amount of Partnership Profits allocated pursuant to this Section 5.5(a) equals the cumulative amount of the cash distributions otherwise distributable to the Delinquent Partner, but which are made to the Contributing Partners as provided in Section 4.3.

         (b) After making the special allocation of Partnership gross revenues (items of gross income and gain) pursuant to Section 5.4 hereof, the special allocation of Partnership deductions pursuant to Section 5.3 hereof and the special allocation of Partnership Profits pursuant to Section 5.5(a) hereof, the Partnership Profits shall be specially allocated to the Partners which have received additional cash distributions in the current or prior years related to an Expansion pursuant to Section 4.2(b) above until the cumulative amount of Partnership Profits allocated pursuant to this Section 5.5(b) equals the cumulative amount of such additional cash distributions received by the respective Partners.

         5.6      Other Allocation Rules.

         (a) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code ss. 734(b) or Code ss. 743(b) is required, pursuant to Treas. Reg. ss. 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment shall increase the basis of the asset or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section.

         (b) Code Section 704(c) Tax Allocations. In accordance with Code ss. 704(c) and the Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the General Partners and Limited Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for Federal tax purposes and its initial Gross Asset Value using the "traditional method with curative allocations" as set forth in Treas. Reg. ss. 1.704-3(c). In the event the Gross Asset Value of any Partnership asset is adjusted as required by the definition of "Gross Asset Value" as contained in this Agreement, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for Federal income tax purposes and its Gross Asset Value in the same manner as under Code ss. 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the General Partners in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 5.6(b) are solely for purposes of federal, state, and local income taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

         5.7 Cash Distributions. Except as otherwise provided in this Agreement, the Management Committee in its sole discretion shall have the authority to cause the Partnership to allocate and distribute cash or other property to the Partners monthly on a basis in accordance with this Agreement. All distributions shall be made in accordance with the Partnership Percentages of the respective Partners, net of each Partner's required share of payments on the Existing Loans, including interest thereon, as provided in Section 4.2(c), except for i) distributions related to the funding of Expansions under Section 4.2(b), ii) distributions under Section 4.3 and iii) distributions in liquidation pursuant to Article X. It shall be a policy of the Partnership to distribute the maximum amount of cash available after taking into account anticipated future sources of cash and the working capital and cash requirements to meet the current and anticipated future obligations of the Partnership.

         5.8 Amounts Withheld. All amounts withheld pursuant to the Code or any provision of any state or local tax law with respect to any payment or distribution to the Partnership or the Partners shall be treated as distributed to the Partners pursuant to Section 5.7 for all purposes under this Agreement. The Management Committee shall allocate such amounts among the Partners in a manner that is consistent with Article V hereof and applicable law.

         5.9 Reimbursements. The Project Leader and any Partner performing services or providing goods to the partnership, in accordance with the provisions of this Agreement, shall be reimbursed by the Partnership for all reasonable direct and indirect costs and expenses incurred on behalf of the Partnership in the performance of their duties hereunder in accordance with the Accounting Procedures attached hereto as Exhibit B.



                                   ARTICLE VI
                            RELATIONS OF THE PARTNERS

         6.1      Restricted Transactions.

         (a) Except as set forth in Section 6.1(a)(i) below, during the period of time that a person is a Partner, no Partner shall, nor shall it to the extent possible permit its Affiliates to, engage in any transactions involving, directly or indirectly any business activity which is within the scope of the business activities of any NOARK Related Entity as established by the Partners pursuant to Section 3.5(f) (a "Restricted Transaction") without first giving the Partnership a right of first refusal in accordance with the terms set forth in
Section 6.1(b) below with respect to such Restricted Transaction. Any such business activities of any NOARK Related Entity so established by the Partners shall be restricted to business activities on the System.

                  (i) A person who is a Partner, or who is an Affiliate of a Partner, shall be permitted to (u) conduct gas marketing activities without restriction, (v) continue to own and/or operate facilities for the gathering, transportation, processing, compression or storage of natural gas or liquid hydrocarbons which they owned and/or operated on December 31, 1997 (the "Existing Facilities"), (w) continue to conduct transactions involving such Existing Facilities, (x) expand and extend such facilities (by construction, purchase or otherwise) and transactions involving such facilities (y) expand and/or extend those businesses or operations and (z) conduct any other business activities which are not conducted on the System. It is the intent of this Section (6)(a)(i) to permit Partners and their Affiliates to continue to engage in those businesses and operations (in which they were engaged on December 31, 1997) and to expand and/or extend those businesses and operations. Any projects or businesses, however, which do not involve such businesses or operations as they may be so expanded or extended and which would otherwise meet the requirements of Section 6.1(a), are to be offered to the Partnership under Section 6.1(b).

         (b) Should any Partner or its Affiliate desire to engage in a Restricted Transaction, such Partner (the "Submitting Partner") shall submit to the Partnership and to each Partner written notice (a "Submission") of the Restricted Transaction, including a copy of any contract or agreement setting forth the terms of the Restricted Transaction. The Partnership (whether itself or through a NOARK Related Entity) acting upon the unanimous approval of all the Partners except the Submitting Partner (who shall have no right to vote on the Restricted Transaction) shall then have sixty (60) days from the delivery to it of the Submission in which to elect to pursue the Restricted Transaction on the terms set forth in the Submission. The Partnership shall evidence its election to pursue the Restricted Transaction by giving written notice of such election to the Submitting Partner within such sixty (60) day period, and the Submitting Partner shall no longer have any separate interest in the Restricted Transaction but shall fully cooperate in assisting the Partnership to pursue the Restricted Transaction. If the Partnership does not elect in a timely manner to pursue the Restricted Transaction, then the Partnership shall be deemed to have rejected the Restricted Transaction and the Submitting Partner shall be free to pursue the Restricted Transaction for its own separate account; provided, that, the terms upon which the Submitting Partner shall pursue the Restricted Transaction shall be the same as those set forth in the Submission to the Partnership. If the terms of the Restricted Transaction shall vary from those set forth in the Submission, then the Submitting Partner shall be required to commence again the right of first refusal process by submitting a new Submission setting forth the revised terms to the Partnership and the Partners and the Partnership shall have the right to accept or reject the Restricted Transaction in accordance with the procedure set forth in this Section 6.1 (b).

         (c) Subject to the restrictions contained in Section 6.1(a), (i) the Partners recognize that each of the Partners, directly or through its respective Affiliates, may be currently engaged in numerous businesses in the gas industry including, without limitation, buying, selling, gathering, transporting, processing, compressing or storing natural gas or liquid hydrocarbons for profit; and (ii) each Partner agrees that each other Partner may continue such activities, may form new Affiliates to engage in such activities, and may expand the present scope of such activities, in each case irrespective of whether such be deemed in competition with the business and activities of the Partnership, without in any manner being obligated to disclose such activities to the Partnership or the other Partners, or to permit the Partnership or the Partners to participate therein, and without any liability to the Partnership or the Partners for breach of any duty arising out of such other Partner's position as a Partner in the Partnership.

         6.2      Exculpation from Liability.

         (a) The Project Leader, shall have no liability whatsoever to the Partnership (including any NOARK Related Entity) or to any Partner for loss caused by any act or by failure to do any act if the loss suffered by the Partnership (including any NOARK Related Entity) or any Partner arises out of an action taken, or not taken, by the Project Leader in the course of the Partnership's

(including any NOARK Related Entity) business in good faith and not contrary to the terms of this Agreement even if such action or failure to act constitutes negligence.

         (b) Neither the Management Committee, nor any member thereof (other than the Project Leader to whom Section 6.2(a) applies), shall have any liability whatsoever to the Partnership (including any NOARK Related Entity) or to any Partner for loss caused by any act or by failure to do any act if the loss suffered by the Partnership (including any NOARK Related Entity) or any Partner arises out of an action taken, or not taken by the Management Committee, or a member thereof in the course of the Partnership's (including any NOARK Related Entity) business in good faith and not contrary to the terms of this Agreement even if such action or failure to act constitute negligence; provided, that, this shall not apply where the Person's action or failure to act constitute willful misconduct or gross negligence.

         6.3      Indemnification.

         (a) To the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, each Indemnitee shall be indemnified and held harmless by the Partnership (including any NOARK Related Entity) from and against any and all losses, claims, damages, liabilities (joint or several), expenses (including without limitation, reasonable legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than claims by or on behalf of the Partnership, including any NOARK Related Entity), in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee arising out of or relating to the performance of this Agreement or its actions (or failures to act) with respect to the business of the Partnership (including any NOARK Related Entity); provided, that in each case the Indemnitee acted in good faith, in a manner which such Indemnitee believed to be in, or not opposed to, the best interests of the Partnership (including any NOARK Related Entity) and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee acted in a manner contrary to that specified above.

         (b) To the fullest extent permitted by law, expenses (including without limitation, reasonable legal fees and expenses) incurred by an Indemnitee in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership (including any NOARK Related Entity) prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Partnership of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined that the Indemnitee is not entitled to be indemnified as authorized in this Section 6.3.

         (c) The indemnification provided by this Section 6.3 shall be in addition to any other rights to which an Indemnitee may be entitled under this Agreement, as a matter of law or otherwise, as to actions in the Indemnitees' capacity as an Indemnitee and shall continue as to an Indemnitee who has ceased to serve in such capacity as to actions during its capacity as an Indemnitee.

         (d) The Partnership shall purchase and maintain insurance on the Partnership (including the NOARK Related Entities) and the assets of the Partnership (including any NOARK Related Entities). Such insurance shall at a minimum include the insurance specified on Schedule 6.3(d) attached hereto. The Partnership may purchase and maintain insurance (in such amounts and for such purposes as the Partnership shall determine), on behalf of the Partners, the Project Leader and such other Persons as the Partnership shall determine, against any liability that may be asserted against or expense that may be incurred by any such Person in connection with the Partnership's activities, whether or not the Partnership would have the power to indemnify such Person against such liabilities under the provisions of this Agreement.

         (e) In no event may an Indemnitee subject a Limited Partner to personal liability by reason of the indemnification provisions set forth in this Agreement.

         (f) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.3 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

         (g) The provisions of this Section 6.3 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

         (h) No amendment, modification or repeal of this Section 6.3 or any other provision hereof shall in any manner terminate, reduce or impair the right of any Indemnitee, or former Indemnitee, to be indemnified by the Partnership, nor the obligation of the Partnership to indemnify any such Indemnitee under and in accordance with the provisions of this Section 6.3 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment modification or repeal, regardless of when such claims may arise or be asserted.

         6.4 Title to Partnership Assets. Title to assets of the Partnership (including any NOARK Related Entity), whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such assets of the Partnership or any portion thereof. Title to any or all of the assets of the Partnership (including any NOARK Related Entity) may be held in the name of the Partnership (including any NOARK Related Entity), or one or more nominees as the Management Committee may determine under the terms of a nominee agreement the form of which shall be approved by a SuperMajority in Interest of the Partners. All assets of the Partnership (including any NOARK Related Entity) shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which record title to such assets are held.

                                   ARTICLE VII
                      ASSIGNABILITY OF PARTNERS' INTERESTS

         7.1 Restrictions on Transfer of Partner's Interest. Except as set forth in Section 7.7, no Partner may Transfer all or a portion of its Partnership Interest (the "Transferor"), unless the Transferor and transferee (the
"Transferee"), comply with the provisions of Section 7.2. No portion of a Partner's right to receive its allocable share of income and losses and distributions of the Partnership may be Transferred without the Transfer of the same portion of a Partner's Partnership Interest. Failure to comply with the provisions of this Article VII shall render the purported Transfer null and void and of no force or effect for any purpose.

         7.2 Right of First Refusal. At any time, a Transferor may offer to sell for cash all or a portion of its Partnership Interest (but any such portion may not be less than ten percent (10 %) of the total Partnership Interests)to any or all of the other Partner(s) by delivering to them a written offer (the "Sales Offer") specifically referring to this Section 7.2, stating the Transferor's desire to sell, specifying the portion of such Partnership Interest to which the Sales Offer applies, stating that such portion is to be sold in its entirety and setting forth the cash purchase price. Within thirty (30) days following the receipt of the Sales Offer, each other Partner may elect to accept the Sales Offer at the purchase price set forth therein. Such acceptance may be conditioned upon approval by the board of directors of the accepting Partner to be obtained within sixty (60) days following receipt of the Sales Offer by the accepting Partner. If more than one of the other Partners elect to accept the Sales Offer, the purchase shall be made pro rata in accordance with the accepting Partners' respective Partnership Interests. Payment for such Partnership Interest shall be made within thirty (30) days after the final date on which a Partner elects to accept the Sales Offer; provided, however, if any waiting periods are imposed by applicable law, payment shall, if necessary, be deferred to the first business day occurring after the expiration of the last day of such waiting period. In the event that the Partners do not elect to acquire or do not acquire the entire portion of the Partnership Interest specified in a Sales Offer within the time periods referred to above, the Transferor shall be entitled to Transfer to a third party (including an Affiliate of the Transferor) the Partnership Interest stated in the Sales Offer for a consideration in cash or other property having equal or greater value than the cash purchase price stated in the Sales Offer during the six (6) month period commencing with the day following the expiration of the 60-day time period referred to above. If the consideration is other than all cash, the Transferor shall provide the other Partners with the report of a qualified appraiser concluding that the total value of the consideration to be paid for the Partnership Interest is equal to or exceeds the value of the cash purchase price stated in the Sales Offer. Prior to any Transfer becoming effective, the Transferor shall provide written notice to all of the Partners and shall settle all unpaid accounts with the Partnership.

         7.3 Opinion of Counsel. The Transferor shall deliver to the Project Leader evidence satisfactory to the Project Leader (including, if requested by the Project Leader an opinion of counsel in form and substance satisfactory to counsel to the Partnership), that:

         (a) such Transfer and any offerings made in connection therewith are in compliance with applicable federal and state securities laws; and

         (b) the Transfer will comply with all applicable rules and regulations of government authorities.

         (c) such Transfer and offerings will not cause the Partnership to be a publicly traded partnership within the meaning of Section 7704 of the Code.

         7.4 Substituted Partner. A Transferee shall become a Substituted Partner of the Partnership in the event a SuperMajority in Interest of the Partners consent in writing to the Transferee becoming a Substituted Partner or if the Transferor and Transferee have complied with all of the requirements of this Article VII and:

         (a) The Transferor states its intention in writing to have the Transferee become a Substituted Partner as concerns the portion of its Partnership Interest to be Transferred;

         (b) The Transferee agrees to pay any filing fees, reasonable counsel fees, and other reasonable expenses of the Partnership in connection with its becoming a Substituted Partner;

         (c) The Transferee agrees in writing to be bound by all of the terms and provisions of the Agreement and any other document or instrument executed by or otherwise binding upon the Partners as if an original party to the Agreement or other such document or instrument and to assume all the duties, liabilities and obligations of the Transferor in respect of such Partnership Interest, provided, that, the Transferor shall not be released from any liabilities of or to the Partnership arising prior to the date of the Transfer; and

         (d) The Transferee executes a statement satisfactory to the Project Leader that it is acquiring such Partnership Interest for its own account for investment and not with a view to the distribution or resale thereof.

         7.5 Recognition of Transferee as Partner. Upon the effective Transfer of a Partnership Interest, compliance with the other provisions of this Article VII, and admission of the Transferee as a Substituted Partner, the Project Leader shall, to the extent required by law execute, file and record with the appropriate governmental agencies such documents as are required to accomplish the substitution of the Transferee as a Substituted Partner. If required by law, the Certificate of Limited Partnership shall be amended and recorded not more often than quarterly, to recognize the admission of Substituted Partners. Nothing contained herein is meant to require the filing of a Certificate of Limited Partnership (or amendment thereto) which includes the names of all Partners and Substituted Partners, if under applicable state law the inclusion of such names is discretionary. In all events the Project Leader shall amend this Agreement to reflect the admittance to the Partnership of the Substituted Partner. The Partnership shall treat a Transferee who becomes a Substituted Partner pursuant to the provisions of this Article VII as a Substituted Partner with respect to the Partnership Interest, or part thereof, assigned from the last business day of the calendar quarter following the acceptance by the Project Leader of the Transfer, notwithstanding the time consumed in preparing and filing the necessary documents with governmental agencies necessary to effectuate the substitution.

         7.6 Binding Effect. Any Transferee admitted to the Partnership as a Substituted Partner shall be subject to and bound by all the provisions of the Agreement as if an original party to the Agreement.

         7.7 Permitted Transfers of Partnership Interests. Notwithstanding any provision of this Article VII or the Agreement to the contrary, a Partner may transfer its Partnership Interest in accordance with the following, provided the transfer does not cause a termination of the Partnership under Section 708 of the Code:

         (a)  any  Partner  may  transfer  all or any  part  of its  Partnership
Interest to its Affiliate, which is directly or indirectly wholly-owned by the Partner; provided such wholly-owned Affiliate complies with the requirements of
Section 7.4 and that, any such transfer shall not relieve the assigning Partner of any of its past or future obligations under this Agreement;

         (b) the Partners may pledge or otherwise encumber their Partnership Interests to secure indebtedness of the Partnership or of the Partners; provided, that, any Person who acquires a Partnership Interest by reason of such pledge or encumbrance shall not in any event be admitted as a Substituted Partner unless approved in writing by a SuperMajority in Interest.

         7.8  Succession  to  Capital   Account.   Any  valid  Transferee  of  a
Partnership Interest in accordance with the terms of this Agreement shall succeed to the balance of its Transferor's Capital Account.



                                  ARTICLE VIII
                             WITHDRAWAL AND REMOVAL;
             ADMISSION OF SUCCESSOR AND ADDITIONAL GENERAL PARTNERS

         8.1 Voluntary Withdrawal. Each Partner hereby agrees that it may withdraw from the Partnership only in connection with a Transfer of the entirety of its Partnership Interest in accordance with Article VII hereof or with the prior written consent of all other Partners. Any withdrawal not permitted under the preceding sentence shall constitute a breach of this Agreement by the withdrawing Partner.

         8.2 Other Withdrawal Events. The occurrence of any of the events described in Subsection 4-43-402(4) and (5) of the Act shall not effect the withdrawal of a General Partner.

         8.3 Removal of a Partner. A Partner may not be removed as a Partner.

         8.4 Liability of a Withdrawn General Partner. Any General Partner which shall for any reason withdraw from the Partnership, whether voluntarily or involuntarily, or shall Transfer all or a portion of its Partnership Interest, shall be and remain liable for all obligations and liabilities incurred by such General Partner (including liabilities of the Partnership or any NOARK Related Entity) prior to the time such withdrawal or Transfer has become effective, but shall be free of any obligation or liability incurred on account of the activities of the Partnership (including any NOARK Related Entity) from and after the time such withdrawal or Transfer becomes effective except for any liabilities or damages attributable to its action in withdrawing from the Partnership.

         8.5      Additional or Successor Partners.

         (a) The Management Committee may admit additional or successor General Partners in connection with a Transfer of all or a part of a General Partner's Partnership Interest subject to compliance with Article VII above.

         (b) If a General Partner withdraws pursuant to this Agreement and if such removal would leave the Partnership without a General Partner, then prior to the effective date of such removal or withdrawal, the Limited Partners shall meet to select and appoint one or more successor General Partners to continue the business of the Partnership, which selection and appointment shall be effected by the approval of a Majority in Interest of the Limited Partners and become effective prior to the removal or withdrawal of a sole General Partner. A one percent (1%) partnership interest shall be reallocated from the Limited Partners, pro rata, to any successor General Partner(s) required pursuant to this Section 8.5, unless the successor General Partner makes a capital contribution to the Partnership equal to or greater than one percent (1%) of the total of the Capital Contributions to the Partnership.

         8.6 Continuation of Partnership. In the event of an event which causes the dissolution of the Partnership by the provisions of this Agreement, the Partnership may be reconstituted and its business continued without being wound up by the agreement in writing of all Partners.

         8.7 Automatic Suspension of the Vote and Right to Participate in Management of Partnership Affairs: A Partner's right to participate in the management of Partnership affairs shall be suspended in the event of such Partner's failure to make a capital contribution required to be made under
Section 4.2 above, when such failure continues for a period of ten (10) days following receipt of notice from the Project Leader of such failure to make such capital contribution; provided, however, if the capital contribution required to be made is being disputed by such Partner in good faith and the Partner contributes that portion, if any, of the capital contribution not in dispute, such Partner's right to participate in the management of Partnership affairs shall not be suspended.

                                   ARTICLE IX
                           DISSOLUTION AND LIQUIDATION

         9.1 Dissolution. The Partnership shall be dissolved:

         (a)      upon the expiration of its term as provided in Section 2.4;

         (b) upon the approval of a SuperMajority in Interest of the Partners pursuant to Section 3.5; and

         (c) upon any other event that, under this Agreement or Section 4-43-801 of the Act, causes its dissolution, except that an event of withdrawal of a General Partner shall not cause a dissolution of the Partnership unless there are no remaining General Partners and the Limited Partners do not appoint a successor General Partner in accordance with Section 8.5 hereof.

         9.2 Liquidation. Upon dissolution of the Partnership, unless the Partnership is continued pursuant to the provisions of this Agreement, the Liquidator shall proceed with the winding up of the business and the liquidation of the Partnership as set forth under Article X.



                                    ARTICLE X
                  ALLOCATIONS AND DISTRIBUTIONS ON LIQUIDATION

         10.1     Liquidation and Termination.

         (a) In the event of the dissolution of the Partnership in accordance with Section 9.1 above, unless the remaining Partners, if any, elect to continue the business of the Partnership as provided by the terms of this Agreement, the Liquidator of the Partnership shall proceed with the winding up of the affairs of the Partnership. Upon the dissolution of the Partnership no further business shall be conducted, except for such action as shall be necessary for the winding up of the affairs of the Partnership and the distribution of its assets to the Partners pursuant to the provisions of this section. The Liquidator may appoint in writing one or more liquidating trustees who shall have full authority to wind up the affairs of the Partnership and to make final distribution as provided herein.

         (b) Upon dissolution of the Partnership, the Liquidator may sell any or all Partnership property at the best price available or it may distribute those properties in kind at their Gross Asset Values. Any Partner or an Affiliate of a Partner may purchase Partnership property upon liquidation following thirty (30) days prior public notice of the proposed sale. The price paid by a Partner or its Affiliates for any Partnership property shall in no event be less than the greater of (i) the highest bid received from a third party or (ii) the fair market value of such property as determined by an independent third party appraiser.

         (c) The Liquidator shall apply and distribute the assets of the Partnership as follows:

                  (i) First, to the payment and discharge of all of the Partnership's debts and liabilities to creditors, including the Existing Loans but excluding other debts to the Partners;

                  (ii) Second, to the payment and discharge of all of the Partnership's other debts and liabilities to the Partners.

                  (iii) Third, after giving effect to all contributions, distributions and allocations for taxable years including the taxable year in which the liquidation occurs, to the Partners in accordance with the positive balances in their respective Capital Accounts; and

                  (iv)  The  balance,   if  any,   according  to  the  Partners'
respective Partnership Percentages.

         10.2 Capital Account Deficits. If any General Partner has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs and Sections 10.1(c)(i) through (iii), but excluding Section 10.1(c)(iv)) at the time of the dissolution and liquidation of the Partnership, such General Partner shall contribute to the capital of the Partnership the amount necessary to restore such deficit balance to zero in compliance with Treas. Reg. ss. 1.704-1(b)(2)(ii)(b)(3). If any Limited Partner has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs and Sections 10.1(c)(i) through
(iii), but excluding Section 10.1(c)(iv)) such Limited Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever.

         10.3 Special Distributions. In the discretion of the Liquidator, a portion of the distributions that would otherwise be made pursuant to this
Article X may be:

         (a) distributed to a trust established for the benefit of the Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership. The assets of any such trust shall be distributed to the Partners from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the Partners pursuant to this Agreement; or

         (b) withheld to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld amounts shall be distributed to the Partners as soon as practicable.

         10.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Article X, in the event the Partnership is liquidated within the meaning of Treas. Reg. ss. 1. 704- 1(b)(2)(ii)(g) (regarding when a liquidation occurs) but it has not dissolved pursuant to Section 9.1 hereof, the Partnership shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, pursuant to Treas. Reg. ss. 1.708-1(b)(1)(iv), the Partnership for federal income tax purposes shall be deemed to have contributed all of its property and liabilities to a new partnership in exchange for a partnership interest in such new partnership pursuant to Treas. Reg. ss. 1.708-1(b)(1)(iv). Immediately thereafter, the Partnership for federal income tax purposes shall be deemed to have distributed the interests in the new partnership to the Partners in proportion to their interests as if the Partnership were liquidated.

                                   ARTICLE XI
                        CERTIFICATES AND OTHER DOCUMENTS

         11.1     Project Leader as Attorney for Partners.

         (a) Each Partner hereby constitutes and appoints the Project Leader and any successor of the Project Leader, the true and lawful attorney of, and in the name, place and stead of said Partner from time to time:

                  (i) To make all agreements amending this Agreement, as now or hereafter amended, that may be appropriate to reflect solely:

                           (1)      A change of the name or the location of the
principal place of business of the Partnership;

                           (2)      The disposal by a Partner of his Partnership
Interest in any manner permitted by this Agreement and any return of the Capital Contribution of a Partner (or any part thereof), if any, provided for by this Agreement;

                           (3)      A person becoming a Partner of the
Partnership, as permitted by this Agreement;

                           (4)      A change in any provision of this Agreement
or the exercise by any person of any right or rights thereunder, not requiring the consent of any Partners; and

                           (5) The exercise by any person of any right or rights
under this Agreement requiring the consent or approval of all or a portion of the Partners when the required consent or approval has been given;

                  (ii) To make such certificates, instruments and documents, including fictitious business name statements, as may be required by, or may be appropriate under, the laws of the State of Arkansas in connection with the use of the name of the Partnership by the Partnership and to make such applications and filings to transact business as a foreign limited partnership in those jurisdictions where the nature of the Partnership's properties or business makes such action advisable;

                  (iii) To make such certificates, instruments and documents, including those referenced in Section 11.2 below, and also including amendments to this Agreement, as said Partner may be required or as may be appropriate for said Partner to make, by the laws of any state or other jurisdiction solely to reflect:

                  (1)      A change of address of such Partner;

                  (2) Any changes in or amendments to this Agreement or the Certificate of Limited Partnership, or pertaining to the Partnership, of any kind referred to in Section 11.1(a); and

                  (3) Any other changes in or amendments to this Agreement or the Certificate of Limited Partnership, but only if and when such Partner has agreed to such other changes or amendments by signing, either personally or by duly appointed attorney (other than the power of attorney set forth herein), an agreement amending this Agreement.

         (b) Each of such agreements, certificates, instruments and documents shall be in such form as such attorney and counsel for the Partnership shall deem appropriate. The powers hereby conferred to make agreements, certificates, instruments and documents shall be deemed to include the powers to sign, execute, acknowledge, swear to, verify, deliver, file, record and publish the same.

         (c) Each Partner authorizes such attorney to take any further action which such attorney shall consider necessary or convenient in connection with any of the foregoing and hereby gives such attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the foregoing as fully as such Partner might or could do if personally present, and hereby ratifies and confirms all that such attorney shall lawfully do or cause to be done by virtue hereof.

         (d) The powers hereby conferred shall continue from the date such Partner becomes a Partner in the Partnership until such Partner shall cease to be a Partner and, being coupled with an interest, shall be irrevocable.

         11.2 Making and Filing of Certificate. The Project Leader agrees, when authorized pursuant to Section 11.1 hereof, or otherwise, to make, file or record with the Secretary of State of the State of Arkansas or any other appropriate public authority and (if required) to publish the certificate, any amendments thereof, and such other certificates, instruments and documents as may be required or appropriate in connection with the business and affairs of the Partnership.

         11.3 Cancellation of Certificates Evidencing Partnership Interests. On the date hereof, the Partners shall surrender to the Project Leader all outstanding certificates evidencing their Partnership Interests which shall be canceled. The Partnership shall no longer issue such certificates.


                                   ARTICLE XII
                           BOOKS OF ACCOUNT, FINANCIAL
                          STATEMENTS AND FISCAL MATTERS

         12.1 Books of Account. The Partners intend that the Partnership shall be a partnership for federal, state and local income tax purposes and to the extent possible for federal, state and local income tax purposes each NOARK Related Entity will be treated as set forth in Treas. Reg. ss. 301.7701-3(b)(1)(ii). Each Partner agrees not to make the election described in
Section 761 (a) of the Code to be excluded from the application of the provisions of Subchapter K of Chapter I of Subtitle A of the Code. Moreover, each Partner agrees not to make an election to be excluded from the partnership provisions of any applicable state or local taxation statute. The Management Committee shall, to the extent permissible under existing law, for income tax purposes, keep or cause to be kept on an accrual basis, adequate books of account of the Partnership wherein there shall be recorded and reflected all of the Capital Contributions and all of the expenses and transactions of the Partnership. Such books of account shall be kept at the principal place of business of the Partnership (or at the place where accounting services for the Partnership are performed), and each Partner and his authorized representatives shall have at all times, during reasonable business hours, free access to and the right to inspect and copy such books of account and all records of the Partnership, including the right to obtain by mail or to inspect a list of the names and addresses and Partnership Interests owned by the Partners. All books and records of the Partnership shall be kept on the basis of an annual accounting period ending December 31, except for the final accounting period which shall end on the dissolution or termination of the Partnership without reconstitution. Accelerated methods of depreciation may be elected by the Partnership with respect to its assets for purposes of reporting federal or state taxes.

         12.2 Reports and Financial Statements. The Partner who is maintaining the accounting records of the Partnership shall maintain a system of accounting established and administered in accordance with Generally Accepted Accounting Principles and FERC system of accounts, as applicable, shall maintain a calculation of Capital Accounts according to the terms of this Agreement, and shall provide the following reports and financial statements to the Partners:

         (a) Annual Report. Within ninety (90) days after the end of each calendar year, (i) a balance sheet as of the end of such calendar year, together with a statement of income or loss and a statement of changes in cash flows for the Partnership for such year, (ii) a report summarizing the fees and other remuneration (including reimbursable expenses) paid by the Partnership to each of the Partners during the preceding year; and (iii) a statement showing each Partner's estimated allocation of income, gains, losses and credits for Federal income tax purposes. The balance sheet and financial statements described in clause (i) of this Section 12.2(a) shall be audited by a nationally recognized certified public accounting firm appointed by the Management Committee;

         (b) Monthly Reports. Within thirty (30) days after the end of each month, the balance sheet of the Partnership as of the end of such month and the statement of income of the Partnership for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, all in reasonable detail; and

         (c) Income Tax Information. Within one hundred sixty-five (165) days after the end of each calendar year, the Partnership will also furnish each Partner (and each transferee of a Partnership Interest who shall have not become a Substituted Partner) with the required income tax information based upon the Partnership's tax return which will be prepared and filed with the Service and other applicable taxing authorities. Within ninety (90) days after the end of each calendar year, the Partnership will furnish to each Partner (and each transferee of a Partnership Interest who shall have not become a Substituted Partner) an estimate of the required income tax information.

         12.3 Tax Returns and Other Reports. The Project Leader, at the Partnership's expense, shall cause income tax returns for the Partnership to be prepared and timely filed with the appropriate authorities. The Project Leader, at Partnership expense, shall cause to be prepared and timely filed, with appropriate federal and state regulatory and administrative bodies, all reports required to be filed with such entities under then current applicable laws, rules and regulations. Such reports shall be prepared on the accounting or reporting basis required by such regulatory bodies. Any Partner shall be provided with a copy of any such report upon request without expense to it.

         12.4 Fiscal Year. The fiscal year of the Partnership shall begin with the first day of January and end on the last day of December in each year.

         12.5 Bank Accounts, Funds and Assets. The funds of the Partnership shall be invested in such accounts and investments as described herein and such funds shall be withdrawn only by the Project Leader or his duly authorized agents. The Project Leader shall have fiduciary responsibility for the safekeeping and use of all funds of the Partnership, whether or not in his immediate possession or control, and he shall not employ such funds or assets in any manner except for the exclusive benefit of the Partnership.

         12.6 Tax Elections. The Partnership shall make the following elections under the Code and Treasury Regulations and any similar state or local statutes subject to modification at the direction of the Management Committee (which modification shall be subject to any applicable Partner approvals required to be obtained under Section 3.5):

         (a) To adopt the calendar year as the annual accounting period, unless otherwise required by law;

         (b)      To adopt the accrual method of accounting;

         (c) To compute the allowance for depreciation utilizing the shortest life and fastest method permissible under the Modified Accelerated Cost Recovery System under Code ss. 168(j) or other applicable depreciation system;

         (d) To amortize start-up expenditures, if any, over a sixty (60) month period in accordance with Code ss. 195(b) and any similar state statute;

         (e) To amortize organization expenses and syndication fees if any, over a sixty (60) month period in accordance with Code ss. 709(b) and any similar state statute;

         (f) To make such other elections as it may deem advisable to reduce Partnership (including the NOARK Related Entities) taxable income to the maximum extent possible and to take deductions in the earliest taxable year possible; and

         (g) To make the election provided under Code ss. 754, upon the request of any Partner, if there is a distribution of property as described in Code ss. 734 or if there is a transfer of an interest as described in Code ss. 743.

         12.7 Other Partnership Records. The Partnership shall keep and maintain in its principal office all records as required by Section 4-43-105 of the Act. Such records shall include the following:

         (a) A current list that states the name and mailing address of each Partner, separately identifying in alphabetical order the General Partners and the Limited Partners;

         (b) Copies of the Partnership's federal, state and local information or income tax returns and copies of the Partnership's financial statements for each of the Partnership's three most recent years, if applicable;

         (c) A copy of the Agreement and the Certificate of Limited Partnership, all amendments or restatements, executed copies of any powers of attorney under which the Agreement and the Certificate of Limited Partnership and all amendments or restatements to the Agreement and the Certificate of Limited Partnership have been executed; and

         (d) A written statement of: (i) all Capital Contributions made to the Partnership, including cash amounts and a description and statement of the agreed value of any non-cash Capital Contributions, and similar information with respect to all Capital Contributions which the Partners have agreed to make in the future; and (ii) all capital calls issued to the Partners.

Any Partner shall have the right to inspect and, at its own expense, copy and audit any of the books and records of the Partnership upon giving reasonable advance notice to the other Partners.

         12.8 Survival of Tax Provision. The provisions of the Agreement relating to tax matters shall survive the termination of the Agreement and the termination of any Partner's Partnership Interest and shall remain binding on that Partner for the period of time necessary to resolve any tax matters regarding the Partnership with any federal, state and local tax authority.

         12.9 Deposit of Funds. Funds of the Partnership shall be deposited in such banks or other depositories as shall be designated by the Project Leader. Pending the application of such funds to the cash needs of the Partnership, the Partnership's funds shall, to the extent practicable, be continuously invested. Funds of the Partnership may only be placed in the following types of investments; provided, that such investments shall not preclude the timely distribution of excess cash; and provided, further, that any investment of working capital shall not preclude the timely payment of the Partnership's obligations when and as due:

                  12.9.1   Cash in the form of U.S. currency.

                  12.9.2 Evidence of indebtedness, maturing not more than one year after the date of issue, issued or guaranteed by the United States of America, or agencies thereof.

                  12.9.3 Collateralized repurchase agreements in respect of the obligations described in Section 12.9.2 with the banks in which the Partnership maintains its operating accounts or with a related trust company.

                  12.9.4 Such other investments as the members on the Management
         Committee   representing   the  General  Partners  shall  determine  by
         unanimous decision.


                                  ARTICLE XIII
                               DISPUTE RESOLUTION

         13.1 Invoking Procedure. In the event of a dispute between the Partners arising out of or related to this Agreement or related to the business or affairs of the Partnership, or in the event a SuperMajority in Interest of the Partners do not agree on a matter requiring such approval under Section 3.5 of this Agreement and such lack of approval results in a Stalemate (as hereinafter defined in Section 13.2), either Partner may invoke the procedures specified in this Article by giving written notice to the other Partners. Such written notice will describe briefly the nature of the dispute, or the matter for which approval has not been obtained under Section 3.5, and shall identify an individual with authority to settle such dispute or matter on behalf of that Partner. The Partner receiving such notice shall have ten (10) days within which to designate an individual with authority to settle such dispute or matter on its behalf and to give written notice to the other Partner of its designation (the individuals so designated shall be referred to as the "Authorized
Individuals"). Unless otherwise notified, the Authorized Individual of each Partner shall be its President. For purposes of this Section 13.1, any matter which would otherwise be a Stalemate if a meeting of the Partners had been held and requisite SuperMajority in Interest approval not obtained, or a proposal submitted pursuant to Section 3.4(e) and the requisite SuperMajority in Interest approval not given, shall be deemed ripe for resolution under this Article XIII if the proponent has (i) called a meeting of the Partners and has included in the Agenda included with the notice of the meeting a full and complete description of the proposal along with all information reasonably required for a determination or vote by the other Partners(s) and the other Partner(s) does not attend the meeting and does not, prior to the time scheduled therefor, request a postponement or adjournment thereof for up to ten days, or if the Partner(s) requests such a postponement or adjournment but does not attend the postponed meeting or a new Partner meeting within such ten (10) day period, or (ii) submitted such proposal to the other Partner(s) for approval pursuant to Section 3.4(e) hereof and such other Partner(s) does not provide such consent within fifteen (15) days from the later of its receipt of such request or the date that it shall receive all additional information regarding such proposal that it may have reasonably requested in a written notice submitted to the proponent not more than ten (10) days after the receipt of the proponent's request for such consent.

         13.2 Stalemate Defined. For purposes of this Article XIII, a "Stalemate" shall mean any situation in which one or more proposals have been submitted to the Partners relating to action reasonably considered by the proponent to be required to be taken by the Partnership, or the Project Leader on behalf of the Partnership, in order to avoid or substantially mitigate (i) a cessation of, or material disruption or impediment in, the conduct of its ongoing operations and affairs to any material extent, or (ii) potential material harm or damage to the Partnership, its business, operations, affairs, properties or other assets, but which proposal or proposals are not able to be implemented because there has not been an approval thereof by a SuperMajority in Interest of the Partners as required by Section 3.5. In this regard, the failure to approve a Budget by the end of the first quarter of a fiscal year to which it relates and which has been presented to the Partners in material compliance with
Section 3.6(g) hereof shall be considered to be a Stalemate and approval of the Budget, or specific items thereof which are then in dispute, as then proposed may be presented for dispute resolution pursuant to this Article XIII.

         13.3 Investigation. The Authorized Individuals shall make whatever investigation each deems appropriate and promptly thereafter, but no later than thirty (30) days from the date of the original notice invoking these procedures, shall commence discussions concerning resolution of the dispute or matter. If the dispute or matter has not been resolved within sixty (60) days from the date of the original notice invoking these procedures, the Partners shall submit the dispute or matter to ADR in accordance with the following procedure.

         13.4 Neutral. The Partners shall have ten (10) days from the expiration of the sixty (60) day period referred to in Section 13.2 above, or the agreement of the Partners, to submit the dispute or matter to ADR, whichever occurs first, within which to agree upon a mutually acceptable person not affiliated with either party ("Neutral"). If no Neutral has been selected within that time period, the Partners agree jointly to request the American Arbitration Association or other mutually agreed-upon organization, to supply within ten
(10) days a list of at least three (3) potential Neutrals with qualifications as specified by the Partners in the joint request. Within seven (7) days of receipt of the list, the Partners shall rank the proposed candidates independently, exchange rankings and select as the Neutral the individual who received the highest combined ranking who is available to serve.

         13.5 Schedule. In consultation with the Neutral, the Partners shall designate a mutually convenient time and place for the ADR, and unless circumstances require otherwise, such time shall be not later than forty-five
(45) days after the selection of the Neutral.

         13.6 Discovery. In the event one or both Partners have substantial need for information in the possession of the other Partner or a need to take certain limited depositions and/or production of principal documents in order to prepare for the ADR, the Partners shall attempt in good faith to agree on a plan for the expeditious exchange of such information. Should they fail to reach agreement, either Partner may request a meeting with the Neutral who shall assist them in reaching an accommodation.

         13.7 Written Submission. One week prior to the first scheduled session of the ADR, each Partner shall deliver to the Neutral and to the other Partner a written summary of its views on the dispute or matter in issue. The summary shall be no longer than twenty (20) double-spaced pages unless the Partners agree otherwise.

         13.8 Representatives. In the ADR, each Partner shall be represented by the Authorized Individual and by counsel. In addition, each Partner may bring additional persons as necessary to respond to questions or contribute information as needed. The number of such additional persons to be allowed shall be mutually agreed by the Partners with the assistance of the Neutral, if necessary.

         13.9 Structure. The Neutral is authorized to conduct joint and separate meetings with the Partners and to help the Partners structure whatever form of presentation of the dispute or matter in issue is most likely to facilitate resolution. Notwithstanding the form of the presentation, it is the intent of the Partners to provide an opportunity for their Authorized Individuals, with or without the assistance of counsel, and with the assistance of the Neutral, to negotiate a resolution of the dispute or matter in issue. In the event the Neutral holds separate private caucuses with either Partner, he or she shall keep confidential all information learned in such private caucuses unless specifically authorized to make disclosure of the information to the other Partner. There shall be no stenographic, visual, or audio record made of the ADR.

         13.10 Mandatory. The Partners agree to participate in the ADR to its conclusion as designated by the Neutral and not to terminate negotiations concerning resolution of the dispute or matter in issue until at least two (2) weeks thereafter. Each Partner agrees not to commence arbitration or seek other remedies prior to the conclusion of the two-week post-ADR negotiation period, provided that either Partner may commence arbitration on any date after which the commencement of litigation could be barred by an applicable statute of limitations or in order to request an injunction to prevent irreparable harm. In such event, the Partners agree (except as prohibited by court order) to continue to participate in the ADR to its conclusion.

         13.11 Fees. The fees of, and authorized costs incurred by, the Neutral shall be advanced by the Partnership and shared equally by the Partners who shall reimburse the Partnership. The Neutral shall be disqualified as a witness, consultant, expert, or counsel for any Partner with respect to the dispute or matter in issue and any related matters.

         13.12 Later Proceedings. The ADR is a compromise negotiation for purposes of the Federal Rules of Evidence and the Rules of Evidence of the State of Oklahoma. The entire procedure is confidential. All conduct, statements, promises, offers, views, and opinions, whether oral or written, made in the course of the ADR by any of the Partners, their agents, employees, representatives, or other invitees to the ADR and by the Neutral, who is the parties' joint agent for the purposes of these compromise negotiations, are confidential and shall, in addition and where appropriate, be deemed to be work product and privileged. Such conduct, statements, promises, offers, views, and opinions shall not be discoverable or admissible for any purposes, including impeachment, in any litigation or other proceeding involving the Partners and shall not be disclosed to anyone not an agent, employee, expert, witness, or representative for any of the Partners. Evidence otherwise discoverable or admissible is not excluded from discovery or admission as a result of its use in the ADR.

         13.13    Dispute Resolution

         (a) In the event the Partners are unable to resolve the dispute or matter in issue in accordance with the foregoing provision of this Article XIII, the dispute or matter in issue shall be submitted to final and binding arbitration. The arbitration shall be administered by the American Arbitration Association ("AAA") in accordance with and in the following order of priority:
(i) the terms of these arbitration provisions; (ii) the Commercial Arbitration Rules of the AAA; (iii) the Federal Arbitration Act (Title 9 of the United States Code); (iv) the Oklahoma Uniform Arbitration Act (15 O.S. ss. 801, et seq.); and (v) to the extent the foregoing are inapplicable, unenforceable or invalid, the laws of the State of Oklahoma. The validity and enforceability of these arbitration provisions shall be determined in accordance with the same order or priority. In the event of any inconsistency between these arbitration provisions and such rules and statutes, these arbitration provisions shall control. Judgment upon any award rendered hereunder shall be entered in any court having jurisdiction thereof, and the parties' consent to the jurisdiction of any state or federal court in Oklahoma. Commencement of and demand for arbitration shall be made by written notice by the initiating party (claimant) to the other party (respondent) which contains a statement of the nature of the dispute or matter in issue, the amount involved and the relief or remedy sought ("Notice").

         (b) The arbitration shall be conducted by a panel of three (3) arbitrators (the "Arbitration Panel"). Each Partner will nominate one (1) arbitrator, who is experienced and knowledgeable in the areas involved in the dispute or matter in issue, within ten (10) working days of their receipt of Notice that arbitration has been demanded and commenced, and each will notify the other party of the name of its selected arbitrator within that same time period. In the case of a matter which is subject to Section 3.5 which results in a Stalemate, the arbitrator nominated by each Partner shall not be an attorney. If a Partner refuses to name an arbitrator, application will be made to the Chief Judge of the United States District Court for the Northern District of Oklahoma requesting that the

Chief Judge appoint an arbitrator. If the Chief Judge declines to name an arbitrator, application will be made to the AAA. The two arbitrators thus selected will confer within ten (10) working days of their final selection and agree upon a third arbitrator. If the two arbitrators are unable to agree on a third arbitrator within sixty (60) working days of their first contact, the nomination of the third arbitrator will follow the same procedure as the nomination of a party arbitrator for a party refusing to make a selection. AAA Rules regarding the selection, qualification, and challenge or arbitrator shall only apply to the second or third arbitrators if those arbitrators are selected by the AAA. No member of the Arbitration Panel may be involved in the controversy, be or have been an officer, director, representative, employee or agent of or for either party. The third arbitrator shall act as Chairman of the Arbitration Panel.

         (c) The costs and fees of the arbitrators selected by the Partners shall be borne by the Partners selecting such arbitrator, unless otherwise awarded by the Arbitration Panel. The costs and fees attributable to the third arbitrator shall be shared equally by the Partners, unless otherwise awarded by the Arbitration Panel.

         (d) The Arbitration Panel may engage engineers, accountants or other consultants that the Arbitration Panel deems necessary to render a decision in the Arbitration Proceeding. All fees of any such consultants shall be borne equally by the Partners, unless otherwise awarded by the Arbitration Panel.

         (e) The arbitration will be governed by the Federal Arbitration Act, 9 U.S.C. ss.ss. et seq., and the Oklahoma Uniform Arbitration Act, 15 Okla. Stat. ss.ss. 801 et seq. The arbitrators will establish a schedule that will result in a final arbitration award to be rendered in written form not later than one hundred eighty (180) days following the appointment of the third arbitrator. The place of the arbitration shall be Tulsa, Oklahoma.

         (f) The Partners agree that pre-arbitration hearing discovery is necessary. Within twenty (20) working days after the appointment of the third arbitrator, the Partners agree to exchange lists of the witnesses and exhibits each then plans to call and use in the Arbitration Hearing. Within twenty (20) working days after the exchange of witness and exhibit lists, each Partner may request additional discovery, if any is necessary, from the other Partner. The Partners agree to respond to any such additional request for documents from the other Partner within thirty (30) days after receiving such request, and each agrees to attempt in good faith to schedule the depositions of witnesses requested by the other side by agreement. If the Partners are unable to agree on any aspect of discovery requested, such discovery issue shall be presented to and resolved by the Arbitration Panel.

         (g)  Any  dispute   relating  to  or  arising  under  this  arbitration
provision, including interpretation thereof, shall be solely and finally resolved by submission to the Arbitration Panel.

         (h) A written decision by two (2) of the arbitrators will be final and binding on the Partners. An arbitration award will be in writing and signed by the arbitrators. An arbitration award entered herein can be confirmed by either of the Partners in the United States District Courts for the Northern or Western Districts of Oklahoma or the Western District of Arkansas or any state district court for the States of Oklahoma or Arkansas, and a judgment may be entered on the arbitration award by the same court.

         (i) Punitive damages may not be awarded by the Arbitration Panel. The Arbitration Panel shall have the power to award recovery to the prevailing party of all or part of its costs, expenses and attorneys' fees incurred in conjunction with such Arbitration Proceeding.

         (j) The Partners, their Affiliates, employees, contractors, attorneys, and auditors shall keep the substance of these final and binding arbitration proceedings confidential to the extent the same is permissible, consistent with the responsibilities of the attorneys under the pertinent Codes of Professional Responsibility or obligations which may reasonably require disclosure to financial institutions, consultants for evaluation purposes or as may be ordered by the federal or state government or a court of competent jurisdiction. Under no circumstances shall any documents memorializing the substance of any aspect of these proceedings be disclosed or released to the newspaper or other media absent the mutual agreement of the Partners. The Partners will use all reasonable efforts to obtain protective orders before disclosing any terms of these proceedings to any federal or state government or a court of competent jurisdiction.

         (k) Except for the internal costs of each party, all costs, fees and expenses of any portion of this dispute resolution process shall be shared equally by the Partners, unless otherwise specified herein.



                                   ARTICLE XIV
                             LIMITATION OF AUTHORITY

         Neither the Management Committee, the committees established by the Management Committee, the Project Leader, nor the Partners shall have any authority to take any action i) inconsistent with the terms of this Agreement or
ii) which will permit the Securities and Exchange Commission or any other governmental agency to have jurisdiction with respect to the Partnership or any Partner under the Public Utility Holding Company Act of 1935, U.S.C. Title 15, Sections-6.



                                   ARTICLE XV
                            LIMITATION OF LIABILITIES

         No Partner shall be liable to third Persons for Partnership losses, deficits, liabilities or obligations except as otherwise expressly agreed to in writing by such Partners, unless the assets of the Partnership shall first be exhausted; provided, however, that the Limited Partner shall not be liable for any of the debts of the Partnership or any of its obligations except to the extent provided under this Agreement or other applicable law. The provisions of this Article XV shall not modify or alter the specific obligations of a Partner under this Agreement or the Omnibus Agreement.


                                   ARTICLE XVI
                                  MISCELLANEOUS

         16.1 Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by any party (herein collectively called "Notice") shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by certified mail, postage prepaid and return receipt requested, or by telecopier, as follows:



if to EAPC,

                  Enogex Arkansas Pipeline Corporation
                  600 Central Park Two
                  515 Central Park Drive
                  Oklahoma City, OK 73105
                  Attention: President
                  Facsimile No.: (405) 557-5205


with copy to (which copy shall not constitute notice to):

                  Enogex Inc.
                  600 Central Park Two
                  515 Central Park Drive
                  Oklahoma City, OK 73105
                  Attention: General Counsel
                  Facsimile No.: (405) 557-5205

if to SWPL,

                  Southwestern Energy Pipeline Company
                  c/o Southwestern Energy Services Company
                  2200 MidContinent Tower
                  401 S. Boston Ave.
                  Tulsa, Oklahoma 74103
                  Attention: Senior Vice President
                  Facsimile No.: (918) 584-4222
with copy to (which copy shall not constitute notice to):

                  Southwestern Energy Company
                  1083 Sain Street
                  P.O. Box 1408
                  Fayetteville, Arkansas 72702-1408
                  Attention: Executive Vice President -
                                   Finance & Corporate Development
                  Facsimile No.: (501) 521-1147

if to any other Partner, addressed to the applicable address provided by such Partner in writing to all other Partners.

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice given by telecopier shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All Notices by telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery. All Notices by mail shall be deemed received on the fifth business day following the date on which the same is mailed. Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

         16.2 Captions and Pronouns. Any titles or captions or articles or paragraphs contained in this Agreement are for convenience only and shall not be deemed part of the context of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identification of the person or persons, firm or firms, corporation or corporations may require.

         16.3 Binding Effect. Except as otherwise herein provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and all Persons hereafter having or holding a Partnership Interest, whether as assignees, Substituted Partners, or otherwise. Nothing in this Agreement, express or implied, is intended to confer upon any person or entity other than the parties hereto and their respective permitted successors and assigns, any rights, benefits or obligations hereunder.

         16.4 Amendment of the Agreement. Except as otherwise provided in this Agreement, an amendment to this Agreement shall require the unanimous consent of the Partners.

         16.5 Governing Law. THE PROVISIONS OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARKANSAS (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE THAT MIGHT REFER SAME TO THE LAWS OF ANOTHER JURISDICTION), EXCEPT TO THE EXTENT THAT SAME ARE MANDATORILY SUBJECT TO THE LAWS

OF ANOTHER JURISDICTION PURSUANT TO THE LAWS OF SUCH OTHER
JURISDICTION.

         16.6 Counterparts and Execution. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original Agreement, and all of which shall constitute one Agreement, by each of the parties hereto on the dates respectively indicated in the signatures of said parties, notwithstanding that all of the parties are not signatories to the original or to the same counterpart, to be effective as of the day and year hereinabove set forth.

         16.7 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future state or federal laws or rules and regulations promulgated thereunder effective during the term hereof, such provision shall be fully severable, and the Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be automatically as a part of this Agreement a provision similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         16.8 Waiver. None of the requirements of this Agreement may be waived unless waived in writing by the named party or all parties to this Agreement. Failure by any party to enforce its rights hereunder shall not subsequently act as a waiver of those or any other rights. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver by such party of any subsequent breach.

         16.9 Attorneys' Fees. In any suit to enforce this Agreement, the prevailing party shall have the right to recover its costs and reasonable attorneys' fees and expenses, including costs, fees and expenses on appeal if the finder of facts, including an arbitrator, determines that the non-prevailing party's arguments were frivolous or substantially without merit.

         16.10 Construction. This Agreement was drafted jointly by the Parties, and no presumption shall operate in favor of or against any Party as a result of any responsibility that any Party may have had in drafting this Agreement or any part thereof.

         IN WITNESS WHEREOF, the Partners have executed this Agreement on the date first set forth above.

                      GENERAL PARTNERS:

                      ENOGEX ARKANSAS PIPELINE CORPORATION


                      By:   /s/  ROGER A. FARRELL
                         ----------------------------
                      Name: Roger A. Farrell
                      Title:   Vice President




                      SOUTHWESTERN ENERGY PIPELINE
                      COMPANY


                      By:   /s/  STANLEY D. GREEN
                         ----------------------------
                      Name: Stanley D. Green
                      Title:   Executive Vice President - Finance & Corporate
                                                              Development



                      LIMITED PARTNER:

                      ENOGEX ARKANSAS PIPELINE
                      CORPORATION


                      By:   /s/  ROGER A. FARRELL
                         ----------------------------
                      Name: Roger A. Farrell
                      Title:   Vice President

                                    Exhibit A

                                 DESCRIPTION OF
             INTERCONNECTION, INTEGRATION AND EXPANSION OF PIPELINE
                          FACILITIES OF NOARK AND OZARK


         Following are capital improvements proposed to combine and expand the existing Ozark and NOARK systems.

Pipeline

         Tie NOARK and Ozark systems together at their farthest west crossing in Sebastian County, Arkansas. This tie-in would include approximately 600 feet of 10-inch piping, relocation of existing pigging facilities to the terminus of the 10-inch addition and conversion of the existing 10 inch Ft. Chaffee suction line to interconnect discharge service. This will give the existing NOARK compressor station in Franklin County, Arkansas a common suction to both systems. The improvements for this connection will also include appropriate crossover valving, bypass valving, crossover risers and interconnection site as necessary.

         Construct two, 20-inch diameter pipeline segments, approximately 4.75 miles each, to integrate the Ozark and NOARK systems through the existing NOARK compression. One 20-inch pipeline, which will serve as a suction connection from Ozark to the NOARK station, will span from the area of milepost 123 on the Ozark system to the suction of the existing NOARK compression in Franklin County. The other 20-inch pipeline will follow the same corridor and will serve as a discharge pipeline back to the existing Ozark system near milepost 123. These improvements will also include the appropriate block valve, crossover piping, crossover risers and interconnect site as necessary.

Compression

Upgrade the existing Ozark Lequire compressor station to handle more volume. Installation of between 7,000 and 11,000 horsepower of additional compression at the Lequire station, dependent on final design and utilization of existing turbine compression. Installation to include related station yard piping, valving, electrical switchgear, and electric facilities as required.

Upgrade the existing NOARK compressor station to handle more volume. Installation of approximately 13,000 horsepower of additional compression at the NOARK station. Station manifold and yard piping will be adapted as necessary to accept the new suction and discharge lines to the Ozark system including 20 inch pig launcher and receiver facilities. Appropriate valving and piping will also be added to provide flexibility to discharge into either or both systems.

Measurement

Upgrade receipt metering stations to provide additional design receipt capacity from the existing Enogex and Transok metering points into the Ozark pipeline system. Facilities to include additional valving, meter tubes and telemetry to meet AGA standards.

Scada

Upgrade existing Ozark and/or NOARK Scada system(s) to provide interconnect communication between the Ozark and NOARK pipeline systems consistent with FERC requirements and sound operating practices.

                                    Exhibit B

                              ACCOUNTING PROCEDURES
                                       TO
                         AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                   NOARK PIPELINE SYSTEM, LIMITED PARTNERSHIP
                             DATED JANUARY 12, 1998


         These Accounting Procedures are a part of, and are to be interpreted and applied in conjunction with the above referenced Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"). To the extent of any inconsistencies in or conflicts between the provisions of these Accounting Procedures and the Partnership Agreement, the provisions of the Partnership Agreement will control.

                                       I.
                               GENERAL PROVISIONS

1.       Statements and Billings

         Each Partner shall render all bills and statements to the Partnership on or before the last day of each month for the costs, expenses and expenditures for the preceding months. Such bills will be accompanied by a statement of all charges and credits to the Partnership, including discounts, if any, summarized by appropriate classifications indicative of the nature thereof.

2.       Payment by Partnership

         The Partnership shall pay all bills within fifteen (15) days after receipt thereof. If payment is not made or cash funds are not made available to the Partnership within such time for amounts owed, the unpaid balance shall bear interest until paid at one (1) percentage point over the prime rate from time to time charged by Citibank, N.A., New York, N.Y. to responsible commercial and industrial borrowers, not in excess of the maximum lawful rate.

3.       Adjustments

         Payment of any bill shall not prejudice the right of the Partnership to protest or question the correctness thereof; provided, however, all bills and statements rendered to the Partnership during any calendar year shall conclusively be presumed to be true and correct after twenty-four (24) months following the end of such calendar year, unless prior to the end of said twenty-four (24) month period the Partnership takes written exception thereto and makes claim for adjustment. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory of the assets of the Partnership or mathematical errors.

4.       Audits

         Any auditor, inspector or auditing committee appointed by the Partnership shall have the right to audit the accounts and records of each Partner relating to the accounting hereunder after due notice and during the usual working hours.

                                       II.
                        COSTS, EXPENSES AND EXPENDITURES

         Subject to the limitations hereinafter prescribed and the provisions of the Agreement to which this Accounting Procedures is an exhibit, each Partner shall charge the Partnership for all costs, expenses and expenditures incurred by it and its affiliated persons and entities, collectively as though solely its costs, in connection with the administration, accounting, legal, operation, maintenance, upkeep, repair, replacement, development, expansion, enlargement, improvement or abandonment of the System or the Partnership (including any NOARK Related Entity) (hereinafter referred to as "Operation of the System"), including the following items:

1.       Rentals

         All rentals paid or the portion thereof attributable to the Operation of the System.

2.       Labor Costs

         A. Salaries and wages of employees engaged in connection with the Operation of the System, and, in addition, amounts paid as salaries and wages of others temporarily employed in connection therewith. Employees engaged less than full time in connection with the Operation of the System shall keep an accurate daily log of the time spent on behalf of the Partnership contemporaneously with the work being done, including the specific services rendered. Such log shall be delivered to the Partnership upon request. Said salaries and wages shall not exceed the going rate for the technical expertise of the employee so engaged.

         B. Costs of holiday, vacation, sickness and jury service benefits and other customary allowances paid to persons whose salaries and wages are chargeable under Paragraph 2A of this Part II. Costs under this Paragraph 2B shall be charged on the basis of a percentage assessment on the amount of salaries and wages chargeable under Paragraph 2A of this Part II.

         C. Expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to salaries, wages and costs chargeable under Paragraphs 2A and 2B of this Part II. Costs under this Paragraph 2C shall be charged on the basis of a percentage assessment on the amount of salaries and wages chargeable under Paragraph 2A of this Part II.

         D. The costs of plans for employees group life insurance, hospitalization, disability, pension, retirement, thrift and other benefit plans, applicable to labor costs chargeable under Paragraph 2A of this Part II. Costs under this Paragraph 2D shall be charged on the basis of a percentage assessment on the amount of salaries and wages chargeable under Paragraph 2A of this Part II.

3.       Reimbursable Expenses of Employees

         Reasonable personal expenses of employees whose salaries and wages are chargeable under Paragraph 2A of this Part II. Personal expenses shall include the usual out-of-pocket expenditures incurred by employees in the performance of their duties directly related to the Operation of the System and for which such employees are reimbursed, including without limitation travel, hotel, transportation and meal expenses.

4.       Material, Equipment and Supplies

         Material, equipment and supplies purchased or furnished from a Partner's warehouse or other properties for use in the Operation of the System. So far as it is reasonable, practical and consistent with efficient and economical operation, only such material shall be obtained for the Operation of the System as may be required for immediate use, and the accumulation of surplus stock shall be avoided.

5.       Transportation

         Transportation of employees, equipment, material and supplied necessary for the Operation of the System. However, unless otherwise previously agreed to, the Management Committee may require that charges for transportation of equipment, material and supplies furnished from a Partner's warehouse or other properties be recalculated and reduced if such charges are in excess of the transportation which would have been charged for movement of property from the nearest reliable supply store or railroad receiving point.

6.       Services

         A. The cost of contract services and utilities procured from outside sources, not to exceed $50,000 per occurrence without the approval of the Management Committee.

         B. Use and service of vehicles, equipment and facilities as provided in Paragraph 5 of Part III.

7.       Legal Expenses and Claims

         All costs and expenses of handling, investigating and settling claims arising by reason of the Operation of the System or necessary to protect or recover any Partnership (including any

NOARK Related Entity) property, including, but not limited to, attorneys' fees, court costs, costs of investigation or procuring evidence and any judgments paid or amounts paid in settlement or satisfaction of any such claims. Expenditures in excess of $50,000 for any single item of cost shall require the approval of the Management Committee as provided in the Partnership Agreement.

8.       Taxes

         All taxes of every kind and nature assessed or levied upon or incurred in connection with the Operation of the System or the Partnership (including any NOARK Related Entity) property, and which taxes have been paid by a Partner for the benefit of the Partnership.

9.       Insurance

         Premiums paid or allocated for insurance carried under this Agreement for the benefit of the Partners and the Partnership.

10.      Permits, Licenses and Bonds

         Costs  of  permits,   licenses  and  bond  premiums  necessary  in  the
performance of a Partner's duties.

11.      Government Compliance Costs

         All costs incurred in connection with the Partnership (including any NOARK Related Entity) or the System as a result of or in compliance with governmental or regulatory requirements, including without limitation those relating to Federal Energy Regulatory Commission regulation and environmental, health or safety considerations applicable to the System. Such costs may include, but are not limited to, disposal of wastes, surveys of an ecological or archaeological nature and pollution prevention or control as required by applicable legal requirements.

12.      Land Right Acquisition Costs

         All land right acquisition costs, including those for rights-of-way, surface leases, permits, fee purchases, etc.

13.      Other Costs, Expenses and Expenditures

         Any other costs, expenses and expenditures not covered or dealt with in the foregoing provisions of this Part II which are incurred in the Operation of the System, not to exceed $50,000 per occurrence without approval of the Management Committee as provided in the Partnership Agreement.

14.      Overhead Charges

         Each Partner authorized by the Partnership to undertake a capital project on behalf of the Partnership shall charge an amount as set forth below as overhead.

         A. In connection with all capital expenditures in excess of $50,000 per project (except the interconnection of the NOARK and the Ozark pipeline systems and the expansion of those pipeline systems as contemplated by the Omnibus Agreement and Exhibit I thereto), such Partner shall charge an additional amount equal to the sum of the amounts obtained by applying the following percentages to the expenditures for a project monthly as they are incurred:

                           Project Direct Cost         Overhead Percentage

                           $000 to $2,000,000                 5.00%
                           Costs over $2,000,000              2.00%

The above overhead percentages for capital expenditures do not include engineering, right-of-way, or other construction services directly attributable to the project even though performed in the Partner's principal business office.

         B. As provided in Section 3.7(d)(i), the Management Committee has delegated to SWPL the continued performance of the accounting services for the Partnership. In connection with the provision of those services, SWPL shall receive an amount equal to $5,000 per month as reimbursements for all overhead amounts related to the performance of such services. This overhead amount is in addition to all direct or other costs incurred by SWPL in the performance of such services and chargeable under these Accounting Procedures; provided under no circumstances will there be any double collection of costs.

                                      III.
                                BASIS OF CHARGES

l.       Purchases

         Material purchased and services procured shall be charged at the price paid after deduction of all discounts actually received.

2.       Material Furnished from a Partner's warehouse or other properties

         A.       New Material

         1. Tubular goods, two inch and over, shall be priced on competitive bids from at least three suppliers. In addition a Partner shall be permitted to include loading and unloading costs actually sustained.

         2. Other material shall be priced at the current replacement cost of the same kind of material, effective at the date of movement by the Partner and f.o.b. the supply store or railway receiving point nearest the System where material of the same kind is available.

         3. The Partnership shall be credited with cash discounts applicable to prices provided for in this Paragraph 2 of Part III.

         B.       Used Material

         1. Used material in sound and serviceable condition and suitable for reuse shall be priced at seventy-five percent (75%) of the current price of new material as determined in Paragraph 2A above.

         2. Used material which cannot be classified as being in a sound and serviceable condition and which is no longer suitable for its original purpose, but usable for some other purpose, shall be priced on the basis comparable with that of items normally used for such other purpose,

         3.       Premium Prices

         Whenever material is not readily obtainable at the prices contemplated by a Partner for a project (which project has received all necessary approvals as provided in this Agreement) because of national emergencies, strikes or other unusual causes over which such Partner has no control, such Partner may charge for the required material at the premium price (including the cost of making it suitable for use and of moving it to the System), provided that further approval therefor has been obtained from the Management Committee.

         4.       Warranty of Material Furnished

         A Partner shall not be required to warrant any material furnished beyond, or in addition to, the warranty or guaranty of the manufacturer or its agent. In the case of defective material, credit shall not be passed to the Partnership until adjustment from such manufacturer or agent has been received by the Partner.

         5.       Equipment and Facilities Furnished

         A. A Partner shall charge for the use of its vehicles, equipment and facilities at rates commensurate with the cost of ownership and operation. Such rates shall include the cost of operation, maintenance, repairs, insurance, taxes and other necessary and usual expenses and depreciation. Rates for automotive equipment shall generally be in line with rates currently prevailing in the area. Rates for laboratory services shall not exceed those currently prevailing if performed by outside service laboratories. Rates for trucks and tractors may include wages and expenses of the operators of such trucks and tractors.

         B. When requested, a Partner shall inform the Management Committee in advance of the rates it proposes to charge.

         C. Rates shall be revised and adjusted from time to time when found to be either insufficient or excessive by the Management Committee.

                  Any other provision of this Article III notwithstanding, all materials furnished from a Partner's warehouse for an amount in excess of $5,000 per item shall be billed on the basis of competitive bids obtained from at least three (3) suppliers in the System area.

                                       IV.
                              DISPOSAL OF MATERIAL

         A Partner may purchase, but shall be under no obligation to purchase, the interest of the Partnership in material which has become surplus material. The disposition of such surplus material, if not purchased by a Partner, shall be subject to disposition as directed by the Management Committee, provided, that, the Project Leader shall dispose of normal accumulations of junk scrap material. The Project Leader will give notice to the Management Committee of surplus materials for sale. In connection with the disposal of surplus material, the following provisions shall apply:

1.       Material Purchased by a Partner

         Material purchased by a Partner shall be paid for by such Partner in the month in which the material is removed by such Partner.

2.       Sales to Outsiders

         Sales of material to outsiders shall be credited by the Project Leader to the Partnership at the net amount collected by the Project Leader from vendee. The Project Leader shall take all reasonable and necessary steps to collect such proceeds. Any claim by vendee related to such sale shall be charged back to the Partnership if and when paid.

                                       V.
                        BASIS OF PRICING SURPLUS MATERIAL
                            TRANSFERRED TO A PARTNER

         Material purchased by a Partner, unless otherwise agreed to between such Partner and the Management Committee, shall be priced after taking at least three (3) competitive bids on the following basis:

1.       New Price Defined

         New price as used in this Part V shall be the price determined for new material in Part III.

2.       New Material

         New Material, being material procured for the System but never used - at one hundred percent (100%) of current new price (plus sales tax, if any).

3.       Used Material

         A. Used material which is in sound and serviceable condition and suitable for reuse at seventy-five percent (75%) of current new price or at such lesser amount as is agreed upon by the parties.

         B. Used material which cannot be classified as being in a sound and serviceable condition and which is no longer suitable for its original purpose, but usable for some other purpose - at a price comparable with that of items normally used for such other purpose, or at such lesser amounts as is agreed upon by the parties.

         C. Junk material, being obsolete and scrap material - at prevailing prices.

4.       Temporarily Used Material

         When new material has been used for less than one (1) year and its service to the System does not justify the reduction in price contemplated by Paragraph 3 of this Part V, such material shall be priced on a basis that will leave a net charge to the Partner consistent with the value of the service rendered.

                                  Schedule 4.1

                        Initial Capital Account Balances



Partner                    Capital Account Balance

SWPL                                ($12,000,000)
EAPC                                ($ 8,000,000)

                                 Schedule 5.4(a)

                     Special Revenue Allocation Base Amounts

         Fiscal Year                                              Base Amount *
         1998                                                     $1,345,800
         1999                                                     $1,284,600
         2000                                                     $1,225,750
         2001                                                     $1,164,400
         2002                                                     $1,103,050
         2003                                                     $1,045,300
         2004                                                     $  979,100
         2005                                                     $  919,000
         2006                                                     $  857,700
         2007                                                     $  796,300
         2008                                                     $  736,750
         2009                                                     $  672,900


* If a fiscal year is less than 12 months, the Base Amount for such fiscal year shall be reduced proportionately. For example, if the 1998 fiscal year is 6 months, the Base Amount of $1,345,800 would be reduced to $672,900.

                                 Schedule 5.4(b)

                 Supply Receipt Points on NOARK Pipeline System


Receipt Meter                                    Mile Post
-------------                                    ---------
00010 Ft. Chaffee                                    0.0
00011 SES                                            0.0
00020 AOG/Prairie                                    5.7
00021 Kengla/Freedom                                 5.7
00022 AOG/Lavaca                                     0.0
00030 Brashears                                      25.3
00050 AWG                                            26.3
00060 Huck C.P.                                      14.4
00070 Dickerson #5                                   19.5
00101 Xeric                                          98.6
XXXX AWG (P-282)                                     21.5

                                 Schedule 5.4(d)

                                    Example 1
                           Special Revenue Allocation


Year:                                                    2001
Avg. Daily Quantity of Gas:                              275,000 MMBtu per day
Firm Quantity:                                           175,000 MMBtu per day
Avg. Margin for all other Volume:                        $0.20/MMBtu



Base Amount =                                            $1,164,400



Increased Volume Amount =                                       (a) - (b)

         (a) 275,000 - 175,000                          = 100,000 MMBtu per day

                                           times 25% x $0.20 x 365 days per year

                                                        =        $1,825,000


         (b) 244,000 - 175,000                          =  69,000 MMBtu per day

                                                 times $0.04 x 365 days per year

                                                        =        $1,007,400


Allocation Amount          =              $1,164,400 - ($1,825,000 - $1,007,400)

                           =                       $1,164,400 - $817,600

                                                            $346,800

                                 Schedule 5.4(d)

                                    Example 2
                           Special Revenue Allocation


Year:                                                1999
Avg. Daily Quantity of Gas:                          275,000 MMBtu per day
Firm Quantity:                                       125,000 MMBtu per day
Avg. Margin for all other Volume:                    $0.15/MMBtu




Base Amount =                                                 $1,284,600



Increased Volume Amount =                                    (a) - (b)

         (a) 275,000 - 125,000                       = 150,000 MMBtu per day

                                           times 25% x $0.16 x 365 days per year

                                                     =        $2,190,000


         (b) 244,000 - 125,000                       = 119,000 MMBtu per day

                                                 times $0.04 x 365 days per year

                                                     =        $1,737,400


Allocation Amount          =              $1,284,600 - ($2,190,000 - $1,737,400)

                           =                        $1,284,600 - $452,600

                                                           $832,000

                                 Schedule 5.4(d)

                                    Example 3
                           Special Revenue Allocation


Year:                                                2001
Avg. Daily Quantity of Gas:                          220,000 MMBtu per day
Firm Quantity:                                       160,000 MMBtu per day
Avg. Margin for all other Volume:                    $0.18/MMBtu




Base Amount =                                                 $1,164,400



Increased Volume Amount =                                  (a) - (b)

         (a) 244,000 - 160,000                       = 84,000 MMBtu per day

                                           times 25% x $0.18 x 365 days per year

                                                     =        $1,379,700


         (b) 244,000 - 160,000                       = 84,000 MMBtu per day

                                                 times $0.04 x 365 days per year

                                                     =        $1,226,400


Allocation Amount          =              $1,164,400 - ($1,379,700 - $1,226,400)

                           =                         $1,164,400 - $153,300

                                                           $1,011,100

                                 Schedule 5.4(d)

                                    Example 4
                           Special Revenue Allocation


Year:                                                1999
Avg. Daily Quantity of Gas:                          300,000 MMBtu per day
Firm Quantity:                                       125,000 MMBtu per day
Avg. Margin for all other Volume:                    $0.20/MMBtu


Base Amount =                                                 $1,284,600



Increased Volume Amount =                                   (a) - (b)

         (a) 300,000 - 125,000                       = 175,000 MMBtu per day

                                           times 25% x $0.20 x 365 days per year

                                                     =        $3,193,750


         (b) 244,000 - 125,000                       = 119,000 MMBtu per day

                                                 times $0.04 x 365 days per year

                                                     =        $1,737,400


Allocation Amount          =              $1,284,600 - ($3,193,750 - $1,737,400)

                           =                      $1,284,600 - $1,456,350

                                                            -0-

                                 Schedule 5.4(d)

                                    Example 5
                           Special Revenue Allocation


Year:                                                2001
Avg. Daily Quantity of Gas:                          220,000 MMBtu per day
Firm Quantity:                                       180,000 MMBtu per day
Avg. Margin for all other Volume:                    $0.14/MMBtu


Base Amount =                                                 $1,164,400



Increased Volume Amount =                                  (a) - (b)

         (a) 244,000 - 180,000                       = 64,000 MMBtu per day

                                           times 25% x $0.16 x 365 days per year

                                                     =        $934,400


         (b) 244,000 - 180,000                       = 64,000 MMBtu per day

                                                 times $0.04 x 365 days per year

                                                     =        $934,400


Allocation Amount          =                  $1,164,400 - ($934,400 - $934,400)

                           =                          $1,164,400 - $0

                                                         $1,164,400

                                 Schedule 6.3(d)
                                    Insurance

         Primary Insurance. Unless otherwise determined by a SuperMajority in Interest of the Partners, the following insurance shall be carried and maintained in force for the benefit of the Partnership, the Project Leader and the Partners.

         1. Workmen's Compensation with Statutory Limits and Employer's Liability Insurance with $1,000,000 per accident or occupational disease covering employees engaged in connection with the Partnership or the System, in compliance with the laws of the State of Oklahoma and Arkansas, as applicable.

         2. Comprehensive General Liability Insurance in connection with the Partnership and the System, with bodily injury and death limits of $500,000 for injury to or the death of one person and $1,000,000 for the death or injury of more than one person in one occurrence and property damage limits of $1,000,000 for each occurrence.

         3. Automobile Public Liability Insurance with bodily injury or death and property damage in an amount of at least $1,000,000 combined single limit.

         4.  Excess   Comprehensive   General  Liability   Coverage   (including
automobile) in excess of the primary limits of Paragraphs 2 and 3 with limits which are approved by the Partnership.

         5.  All  risk  property   coverage  in  an  amount  of  not  less  than
$50,000,000.

         Other Insurance. If requested by the Management Committee and if available, the following insurance shall be procured on behalf of the Partnership, the Project Leader and the Partners, and maintained in force for the benefit of the Partnership, the Project Leader and the Partners; fire and extended coverage insurance or all risk insurance and other forms of insurance upon the Partnership and the System, upon the gas it handles and upon operations pertaining to the Partnership or the System, in such amounts as the Management Committee may request.

         Requirements Relating to Policy. The Partnership, the Project Leader and the Partners, shall be named insurers on all policies obtained in satisfaction of this Schedule 6.3(d), and shall be provided with copies of the policies. All such insurance policies shall provide for material change or cancellation only after thirty (30) days written notice.

         Waiver of Recovery. With respect to claims and losses for damage, injury or destruction of property, which is a part of the Partnership or the System and is covered by insurance other than insurance provided for in the first paragraph of this Schedule 6.3(d), it is agreed that neither the Partnership, nor the Partners, nor the insurers of either of them, shall have any right of recovery against the other, and their rights of recovery are mutually waived, except in cases of gross negligence or willful neglect. All such policies of insurance purchased to cover the Partnership or the System or any part thereof or any interest in the Partnership or the System or in any part thereof, or the Operation of the System or any part thereof, or any gas transported or handled therein, shall be properly endorsed to effectuate this waiver of recovery; provided, no such endorsement shall be required if such policies provide for such waivers if such waivers are in writing and made prior to a claim or loss.

                                    Insurance


         Purchase of Insurance.

         1. All insurance under the above headings of Primary Insurance and Other Insurance shall be purchased by the Partnership, and not by one of the Partners for the Partnership, unless a Partner is agreeable to purchasing such insurance and a SuperMajority in Interest of the Partners authorizes such Partner to acquire such insurance. In such event, such Partner shall be reimbursed for the cost of such insurance pursuant to the Accounting Procedures.

         2. Any Partner shall have the right to purchase insurance, at its expense without reimbursement from the Partnership, to cover the System, the Partnership and/or its interest in the Partnership.

DLG-6666.5I